SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 2-96924

AMANA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicholas F. Kaiser
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number – (360) 734-9900

Date of fiscal year end: May 31, 2017
Date of reporting period: May 31, 2017

1. Report to Shareowners

(graphic omitted)

Amana Mutual Funds Trust

Annual Report

May 31, 2017	Income Fund AMANX | AMINX
Growth Fund AMAGX | AMIGX
Developing World Fund AMDWX | AMIDX
Participation Fund AMAPX | AMIPX

Performance Summary

(unaudited)

As of May 31, 2017

Average Annual Returns (before any taxes paid by shareowners)	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio[1]
Amana Income Fund Investor Shares (AMANX)	12.67%	6.36%	12.15%	6.99%	9.63%	1.15%
Amana Income Fund Institutional Shares (AMINX)	12.96%	6.64%	n/a	n/a	n/a	0.90%
Amana Growth Fund Investor Shares (AMAGX)	18.38%	10.46%	12.84%	7.50%	10.10%	1.09%
Amana Growth Fund Institutional Shares (AMIGX)	18.67%	10.72%	n/a	n/a	n/a	0.85%
Amana Developing World Fund Investor Shares (AMDWX)	6.59%	-2.50%	0.45%	n/a	n/a	1.51%
Amana Developing World Fund Institutional Shares (AMIDX)	6.74%	-2.27%	n/a	n/a	n/a	1.20%
Amana Participation Fund Investor Shares (AMAPX)	2.87%	n/a	n/a	n/a	n/a	1.12%
Amana Participation Fund Institutional Shares (AMIPX)	3.09%	n/a	n/a	n/a	n/a	0.72%

As of June 30, 2017

Average Annual Returns (before any taxes paid by shareowners)	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio[1]
Amana Income Fund Investor Shares (AMANX)	10.96%	6.14%	11.86%	7.20%	10.06%	1.15%
Amana Income Fund Institutional Shares (AMINX)	11.22%	6.40%	n/a	n/a	n/a	0.90%
Amana Growth Fund Investor Shares (AMAGX)	18.00%	9.49%	12.14%	7.47%	10.75%	1.09%
Amana Growth Fund Institutional Shares (AMIGX)	18.26%	9.74%	n/a	n/a	n/a	0.85%
Amana Developing World Fund Investor Shares (AMDWX)	4.03%	-3.20%	-0.07%	n/a	n/a	1.51%
Amana Developing World Fund Institutional Shares (AMIDX)	4.31%	-2.95%	n/a	n/a	n/a	1.20%
Amana Participation Fund Investor Shares (AMAPX)	1.32%	n/a	n/a	n/a	n/a	1.12%
Amana Participation Fund Institutional Shares (AMIPX)	1.46%	n/a	n/a	n/a	n/a	0.72%

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-888-732-6262 or visiting www.amanafunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Amana Funds limit the securities they purchase to those consistent with Islamic principles, which limits opportunities and may affect performance.

The Amana Developing World Fund began operations September 28, 2009.

Institutional Shares of the Amana Income, Growth, and Developing World Funds began operations September 25, 2013.

The Amana Participation Fund began operations September 28, 2015.

A note about risk: Please see the Notes to Financial Statements beginning on page 39 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds' prospectus or each Fund's summary prospectus.

1 By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus which is dated September 22, 2016, and incorporates results for the fiscal year ended May 31, 2016. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods. Also by regulation, this page shows performance as of the most recent calendar quarter-end in addition to performance through the Funds' most recent fiscal period.

Please consider an investment's objective, risks, charges, and expenses carefully before investing. To obtain a free prospectus or summary prospectus that contains this and other important information on the Amana Funds, please call toll-free 1-888-732-6262 or visit www.amanafunds.com. Please read the prospectus or summary prospectus carefully before investing.

2	Annual Report	May 31, 2017

Fellow Shareowners:

Equity markets continued rising for the fiscal year ended May 31, 2017. Total return for the S&P 500 Index was 17.47%, and the broader Dow Jones Islamic Market World Developed Total Return Index rose 16.65%. Smaller US companies were also strong, with the Russell 2000 Index up 20.34%. Foreign markets performed even better, with the MSCI Emerging Markets Index up 27.41%. Islamic fixed-income markets were more subdued, with the Citi Sukuk Index rising 3.99%

The Amana Fund portfolios performed respectfully compared to these domestic and foreign indices, which do not have operating expenses. Amana Growth Investor Shares gained 18.38%, Amana Income Investor Shares returned 12.67%, Amana Developing World Investor Shares rose 6.59%, and Amana Participation Investor Shares rose 2.87% for the fiscal year. As expected, lower expenses allowed the Institutional class shares to post slightly better returns: Amana Growth 18.67%, Amana Income 12.96%, Amana Developing World 6.74%, and Amana Participation 3.09%.

The Amana Funds follow Islamic principles, which preclude most investments in the banking and financial sectors. We favor companies with low debt levels and strong balance sheets.

Top Long-Term Results

As experienced investors, we know that gains or losses over a short interval tell an incomplete story compared to performance evaluated over a lengthier time span. That's why the recognition that Amana has received for long-term performance is so important to our shareowners. As of June 30, 2017, Morningstar has awarded Amana Income Fund a 5-star performance rating and Amana Growth Fund a 4-star performance rating for their returns over 10 years.

Furthermore, as of June 30, Amana Income and Amana Growth maintained strong long-term rankings in their respective mutual fund categories. Amana Income Investor Shares ranked in the top 2% in Morningstar's "Large Blend" category, out of 507 similar funds surviving for 15 years. Amana Growth Investor Shares ranked in the top 5% in the "Large Growth" category, out of 539 similar funds surviving for 15 years. Please refer to "Morningstar Ratings" on pages 6 and 7 for more details.

Institutional Shares

Without 12b-1 distribution expenses and related services, lower-cost Institutional Shares are recommended to all shareowners who meet the requirements. During the past year, the Trust's total number of Investor Shares declined while the number of Institutional Shares outstanding grew. By May 31, 2017, assets in Amana's Institutional Shares totaled more than $855 million – increasing 20% for the year.

Amana Participation Fund Continues Strong

Amana's fourth mutual fund portfolio began operations on September 28, 2015. The objectives of the Participation Fund are capital preservation and current income, consistent with Islamic principles. Assets at the end of this fiscal year were $38 million, up 143% from the prior year-end.

The Fund invests primarily in income-producing notes and certificates issued by foreign governments, their agencies, and financial institutions in transactions structured to be in accordance with Islamic principles – commonly known as sukuk. While the risks of investing in foreign fixed income issues are material, we believe the Amana Participation Fund offers investors seeking exposure to Islamic fixed income an excellent opportunity. The Fund may be especially appealing to investors seeking a balance to the other three Amana Funds, which invest only in equity securities.

Amana Income Fund – 31 Years of Solid Investing

On June 23, 1986, thirty-one years ago, Amana Income Fund began operations, with both Dr. Yaqub Mirza and Mr. Nicholas Kaiser as founding members of the board of trustees. From inception to June 23, 2017 – for 31 years – the Fund's Investor Shares provided an average annual return of 8.69% (net of expenses). Very few investment vehicles have such a long-term record of success.

As Dr. Mirza and Mr. Kaiser plan for eventual retirement, and as careful stewards, they are working to ensure the established methods of Amana's successful investing are continued by strong hands in the next generation.

As a group, the five Amana trustees are solidly committed to investing in Amana mutual funds. Including their affiliated accounts, they currently have over $16 million invested in the four mutual funds of the Trust.

Annual Report	May 31, 2017	3

Morningstar Awards Amana Top Sustainability Ratings

The Morningstar Sustainability Rating™ for funds premiered in March of 2016 (see details on next page), giving investors across the globe a way to compare mutual fund portfolios based on a an independent measure of sustainability. The Morningstar ratings are calculated using fund holdings data underpinned with company-level environmental, social, and governance (ESG) information from Sustainalytics, a leading provider of ESG research.

Income Fund ranked in the first percentile of 1,222 funds in its category, and Growth Fund likewise ranked in the first percentile of 1,284 funds in its category. Developing World Fund ranked in the 25th percentile of 634 funds in its category.

We believe the high ratings the Amana Funds received provide strong evidence of the linkage between Islamic and sustainable investing. Investors are cautioned, however, that more than 100 vendors offer "sustainable" investments data, and that no accepted global measurement yet exists.

Respectfully,

(photo omitted)

Nicholas Kaiser,
President

(photo omitted)

M. Yaqub Mirza,
Independent Board Chairman

Amana Funds Portfolio Managers
(photo omitted)	Nicholas Kaiser MBA, CFA® Amana Income Fund, Amana Growth Fund Portfolio Manager	(photo omitted)	Patrick Drum MBA, CFA®, CFP® Amana Participation Fund Portfolio Manager

(photo omitted)	Scott Klimo CFA® Amana Developing World Fund Portfolio Manager Amana Income Fund, Amana Growth Fund Deputy Portfolio Manager	(photo omitted)	Bryce Fegley CFA®, CIPM® Amana Developing World Fund, Amana Participation Fund Deputy Portfolio Manager

4	Annual Report	May 31, 2017

Morningstar Sustainability Ratings™

As of May 31, 2017 (unaudited)

At Saturna Capital, we have long described ourselves as value and values-based investors. We believe our approach improves the likelihood of achieving superior investment results over the long term. Our approach also leads to investment portfolios we can be proud of from the perspective of Environmental, Social, and Governance (ESG) issues. Morningstar partners with leading ESG research firm Sustainalytics to publish the Morningstar Sustainability Rating™ – here are the rated Amana Funds' fiscal year-end results:

Amana Income Fund		Amana Growth Fund
Investor Shares (AMANX)	Ø Ø Ø Ø Ø	Investor Shares (AMAGX)	Ø Ø Ø Ø Ø
Institutional Shares (AMINX)	Ø Ø Ø Ø Ø	Institutional Shares (AMIGX)	Ø Ø Ø Ø Ø
% Rank in Category: 1		% Rank in Category: 1
Among 1,222 Large Blend Funds		Among 1,284 Large Growth Funds

Amana Developing World Fund

The Morningstar Sustainability Rating™ gives investors across the globe a way to compare fund portfolios based on a standard measure of sustainability. The rating is a holdings-based calculation using company-level environmental, social, and governance (ESG) analytics from Sustainalytics.

Investor Shares (AMDWX)	Ø Ø Ø Ø Ø
Institutional Shares (AMIDX)	Ø Ø Ø Ø Ø
% Rank in Category: 25
Among 634 Diversified Emerging Markets Funds

The Morningstar Sustainability Rating is not based on fund performance and is not equivalent to the Morningstar Rating ("Star Rating").

© 2017 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Sustainability Ratings are as of May 31, 2017. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund's portfolio are managing their environmental, social, and governance ("ESG") risks and opportunities relative to the fund's Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund's rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics' ESG scores from the same month as the portfolio as-of date.

The Funds were rated on the following percentages of Assets Under Management:

Amana Income Fund 99%
Amana Growth Fund 99%
Amana Developing World Fund 64%

% Rank in Category is the fund's percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

The Amana Funds limit the securities they purchase to those consistent with Islamic principles. This limits opportunities and may affect performance.

The Amana Participation Fund has not yet received a Morningstar Sustainability Rating.

Annual Report	May 31, 2017	5

Morningstar Ratings (as of May 31, 2017)

(unaudited)
Morningstar™ Ratings[1]	1 Year	3 Year	5 Year	10 Year	15 Year	Overall
Amana Income Fund – "Large Blend" Category
Investor Shares (AMANX)	n/a	★ ★	★ ★	★ ★ ★ ★ ★	n/a	★ ★ ★ ★
% Rank in Category	86	83	86	17	2	n/a
Institutional Shares (AMINX)	n/a	★ ★	☆ ☆	☆ ☆ ☆ ☆ ☆	n/a	★ ★
% Rank in Category	84	79	85	15	2	n/a
Number of Funds in Category	1,383	1,222	1,081	798	503	1,222
Amana Growth Fund – "Large Growth" Category
Investor Shares (AMAGX)	n/a	★ ★ ★	★ ★	★ ★ ★ ★	n/a	★ ★ ★
% Rank in Category	50	41	82	51	4	n/a
Institutional Shares (AMIGX)	n/a	★ ★ ★	☆ ☆	☆ ☆ ☆ ☆	n/a	★ ★ ★
% Rank in Category	47	36	79	49	4	n/a
Number of Funds in Category	1,426	1,284	1,145	805	535	1,284
Amana Developing World Fund – "Diversified Emerging Markets" Category
Investor Shares (AMDWX)	n/a	★ ★	★	n/a	n/a	★
% Rank in Category	99	91	98	n/a	n/a	n/a
Institutional Shares (AMIDX)	n/a	★ ★	☆	n/a	n/a	★ ★
% Rank in Category	99	90	97	n/a	n/a	n/a
Number of Funds in Category	820	634	441	n/a	n/a	634
Amana Participation Fund – "Emerging Markets Bond" Category
Investor Shares (AMAPX)	n/a	n/a	n/a	n/a	n/a	n/a
% Rank in Category	100	n/a	n/a	n/a	n/a	n/a
Institutional Shares (AMIPX)	n/a	n/a	n/a	n/a	n/a	n/a
% Rank in Category	99	n/a	n/a	n/a	n/a	n/a
Number of Funds in Category	282	n/a	n/a	n/a	n/a	n/a

1 Source: Morningstar May 31, 2017 & June 30, 2017. Morningstar, Inc. is an independent fund performance monitor. The Morningstar Rating™ for funds, or "star rating", is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product's monthly excess performance (not including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. Morningstar ratings represented as unshaded stars are based on extended performance. These extended performance ratings are based on the historical adjusted returns prior to the inception date of the institutional shares and reflect the historical performance of the investor shares, adjusted to reflect the fees and expenses of the institutional shares.

% Rank in Category is the fund's percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results.

6	Annual Report	May 31, 2017

Morningstar Ratings (as of June 30, 2017)

(unaudited)
Morningstar™ Ratings[1]	1 Year	3 Year	5 Year	10 Year	15 Year	Overall
Amana Income Fund – "Large Blend" Category
Investor Shares (AMANX)	n/a	★ ★	★ ★	★ ★ ★ ★ ★	n/a	★ ★ ★ ★
% Rank in Category	92	81	84	17	2	n/a
Institutional Shares (AMINX)	n/a	★ ★	☆ ☆	☆ ☆ ☆ ☆ ☆	n/a	★ ★
% Rank in Category	90	78	82	15	2	n/a
Number of Funds in Category	1,392	1,223	1,080	802	507	1,223
Amana Growth Fund – "Large Growth" Category
Investor Shares (AMAGX)	n/a	★ ★ ★	★ ★	★ ★ ★ ★	n/a	★ ★ ★
% Rank in Category	70	43	83	54	5	n/a
Institutional Shares (AMIGX)	n/a	★ ★ ★	☆ ☆	☆ ☆ ☆ ☆	n/a	★ ★ ★
% Rank in Category	67	38	81	52	5	n/a
Number of Funds in Category	1,424	1,277	1,152	803	539	1,277
Amana Developing World Fund – "Diversified Emerging Markets" Category
Investor Shares (AMDWX)	n/a	★ ★	★	n/a	n/a	★
% Rank in Category	99	92	97	n/a	n/a	n/a
Institutional Shares (AMIDX)	n/a	★ ★	☆	n/a	n/a	★ ★
% Rank in Category	99	90	97	n/a	n/a	n/a
Number of Funds in Category	814	634	436	n/a	n/a	634
Amana Participation Fund – "Emerging Markets Bond" Category
Investor Shares (AMAPX)	n/a	n/a	n/a	n/a	n/a	n/a
% Rank in Category	100	n/a	n/a	n/a	n/a	n/a
Institutional Shares (AMIPX)	n/a	n/a	n/a	n/a	n/a	n/a
% Rank in Category	99	n/a	n/a	n/a	n/a	n/a
Number of Funds in Category	281	n/a	n/a	n/a	n/a	n/a

Survivorship Bias: A concept in the mutual fund industry intended to describe the upward bias in aggregate fund statistics that occurs gradually over time as poorly performing funds are routinely closed or merged with better performing "survivors" and are therefore excluded from future performance calculations.

Annual Report	May 31, 2017	7

Amana Income Fund: Performance Summary

(unaudited)

Average Annual Returns (as of May 31, 2017)

	1 Year	5 Year	10 Year	Expense Ratio[1]
Investor Shares (AMANX)	12.67%	12.15%	6.99%	1.15%
Institutional Shares (AMINX)[2]	12.96%	n/a	n/a	0.90%
S&P 500 Index	17.47%	15.41%	6.93%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on May 31, 2007, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in Investor Shares of the Fund would have risen to $19,653 versus $19,554 in the Index. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1] By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated September 22, 2016, and incorporates results for the fiscal year ended May 31, 2016. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent older fiscal periods.

[2] Institutional shares of the Amana Income Fund began operations September 25, 2013.

Fund Objective

The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Illinois Tool Works	4.0%	Large Pharma	16.7%	█
Honeywell International	4.0%	Household Products	7.6%	█
3M	4.0%	Packaged Food	7.1%	█
Rockwell Automation	3.9%	Specialty Chemicals	6.9%	█
Eli Lilly	3.7%	Semiconductor Devices	5.8%	█
Microsoft	3.7%	Commercial & Residential Building Equipment & Systems	5.6%	█
Microchip Technology	3.4%	Basic & Diversified Chemicals	5.3%	█
Parker Hannifin	3.2%	Containers & Packaging	4.0%	█
PPG Industries	3.2%	Industrial Machinery	4.0%	█
Canadian National Railway	3.1%	Measurement Instruments	3.9%	█
		Infrastructure Software	3.7%	█
		Flow Control Equipment	3.2%	█
		Rail Freight	3.1%	█
		Apparel, Footwear & Accessory Design	3.0%	█
		Automotive Retailers	2.7%	█
		Non Wood Building Materials	2.5%	█
		Other Industries < 2.5%	12.9%	█
		Other assets (net of liabilities)	2.0%	█

8	Annual Report	May 31, 2017

Amana Income Fund: Discussion of Fund Performance

(unaudited)

Fiscal Year 2017

For the fiscal year ended May 31, 2017, the Amana Income Fund Investor Shares returned 12.67% (versus 0.81% the year before). Reflecting its lower expense structure, Amana Income Fund Institutional Shares returned 12.96% for the year. Both underperformed the broad S&P 500 Index, up 17.47%, and the large-cap Russell 1000 Value Index, up 14.64%.

Amana Income Investor Shares paid qualified income dividends totaling 58¢ per share, and the Institutional Shares paid 77¢ per share in qualified income dividends. Careful attention kept the expense ratio in check: 1.12% for Investor Shares and 0.89% for Institutional Shares. Total Fund assets increased 3.60% during fiscal 2017.

For the 10 years ended May 31, 2017, the Amana Income Investor Shares earned a high Morningstar 5-star performance rating. This ranked in the 17th percentile of the 798 funds surviving in Morningstar's "Large Blend" Category peer group.

For the 15 years ended May 31, 2017, the Fund provided an annualized total return of 9.63%. And for the almost 31 years since the Fund's inception on June 23, 1986, it has provided investors a compounded annual return of 8.66%.

Factors Affecting Past Performance

The economic cycle has entered its ninth year, but it does not display end-of-cycle trends, such as wage pressures, inflation, or rising interest rates. Personal consumption is driving economic growth, and there are few warnings of a recession soon. The unexpected Trump administration began 2017 with much fanfare, media madness, and "temper tweets." Although the Trump initiatives of tax cutting, health care reform, and border security are blocked by the divisions within political parties, the equity markets have powered upward.

Amana Income Fund follows a value investing strategy that has served investors well over the years, buying only dividend-paying equities of financially strong companies. Avoiding leveraged and financial stocks, and all bonds, again reduced risks during the year, as the market's focus changed to slower growth, overvaluations, and growing financial sector risks.

The portfolio benefited from our positions in the Industrials, Technology, and Materials sectors. Comparatively, we suffered from low participation in the Financials and Utilities sectors, where many companies do not fit our Islamic screens. We maintained a low level of cash reserves, usually less than 2%. Most of our positions are held at significant gains over their original cost, and we again managed portfolio turnover to minimize capital gain distributions that often are taxable to investors.

Our portfolio of well-established equities has more than 6% in each of the industries Large Pharmaceuticals, Household Products, Packaged Food, and Speciality Chemicals. Our five largest individual security holdings – Illinois Tool Works, Honeywell, 3M, Rockwell Automation, and Eli Lilly – boosted our results with an average 25.85% return.

Based on our team's evaluation of their market prospects, we closed our positions in AdvanSix, Adient, Versum Materials, and Phillips 66.

Concerned about climate change, we have no companies listed on the Carbon Underground 200™. As values-based investors, we are pleased that Morningstar rated Amana Income Fund in the top 1% for sustainability out of 1,223 funds in its "Large Blend" fund category.

Looking Forward

We hold no positions in the telecommunication, utility, or financial industries, and no bonds or interest-paying securities – all issues likely to decline in price from rising interest rates.

US GDP growth is moderate, the unemployment rate and interest rates are low, and consumers have cash to spend – in short, a "Goldilocks" moment in the economic cycle. Aided by low inflation, largely resulting from weak energy prices, global growth estimates for the year are positive. Political forces pushing back on globalization are losing strength.

Central bankers are reversing policy and understandably slowing the flow from their stimulus. An extraordinary era of low interest rates fueled upward moves in economies and markets. Central banks in Europe, the US, Japan, China, the UK, and even Canada, are all shifting gears toward raising rates and/or removing stimulus. We must be vigilant in the coming months for signs of a recession – a riskier period looms ahead.

Amana Income Fund selects its portfolio from financially strong, Islamically acceptable, dividend-paying securities judged likely to appreciate. Our companies are well-regarded on environmental, social, and governance (ESG) measures. Many of our securities regularly increase their dividend payout rates and/or buy back shares in the market. We look for above-average earnings growth in our businesses to improve both the Fund's dividend and price growth long-term.

Annual Report	May 31, 2017	9

Amana Income Fund: Schedule of Investments

As of May 31, 2017
Common Stocks – 98.0%	Number of Shares	Cost	Market Value	Percentage of Assets

Consumer Discretionary

Apparel, Footwear & Accessory Design
Nike, Class B	760,000	$12,158,122	$40,272,400	3.0%

Automotive Retailers
Genuine Parts	382,000	15,016,749	35,380,840	2.7%

Home Improvement
Stanley Black & Decker	100,000	6,793,209	13,764,000	1.0%

		33,968,080	89,417,240	6.7%

Consumer Staples

Beverages
PepsiCo	250,000	15,481,726	29,217,500	2.2%

Household Products
Colgate-Palmolive	524,000	18,364,706	40,012,640	3.0%
Kimberly-Clark	230,000	13,960,736	29,837,900	2.2%
Procter & Gamble	150,000	7,902,175	13,213,500	1.0%
Unilever ADR	325,000	8,850,327	18,076,500	1.4%
		49,077,944	101,140,540	7.6%

Packaged Food
General Mills	600,000	19,156,589	34,044,000	2.6%
JM Smucker	185,000	9,946,573	23,652,250	1.8%
McCormick & Co	350,000	19,137,926	36,452,500	2.7%
		48,241,088	94,148,750	7.1%

		112,800,758	224,506,790	16.9%

Health Care

Large Pharma
AbbVie	350,000	9,148,094	23,107,000	1.8%
Bristol-Myers Squibb	650,000	15,185,381	35,067,500	2.6%
Eli Lilly	620,000	22,314,728	49,333,400	3.7%
GlaxoSmithKline ADR	400,000	14,141,469	17,692,000	1.3%
Johnson & Johnson	180,000	10,673,344	23,085,000	1.7%
Novartis ADR	450,000	22,518,080	36,796,500	2.8%
Pfizer	1,150,000	20,853,911	37,547,500	2.8%
		114,835,007	222,628,900	16.7%

Life Science Equipment
Abbott Laboratories	350,000	8,392,885	15,981,000	1.2%

		123,227,892	238,609,900	17.9%

Industrials

Aircraft & Parts
United Technologies	250,000	14,326,611	30,320,000	2.3%

Continued on next page.

10	Annual Report	May 31, 2017	The accompanying notes are an integral part of these financial statements.

Amana Income Fund: Schedule of Investments

As of May 31, 2017
Common Stocks – 98.0%	Number of Shares	Cost	Market Value	Percentage of Assets

Industrials (continued)

Commercial & Residential Building Equipment & Systems
Honeywell International	400,000	$17,322,043	$53,196,000	4.0%
Johnson Controls International	500,000	15,219,297	20,880,000	1.6%
		32,541,340	74,076,000	5.6%

Courier Services
United Parcel Service	250,000	15,482,246	26,492,500	2.0%

Flow Control Equipment
Parker Hannifin	275,000	12,527,667	43,304,250	3.2%

Industrial Automation Controls
Emerson Electric	105,000	4,335,600	6,207,600	0.5%

Industrial Distribution & Rental
W.W. Grainger	80,000	7,590,798	13,782,400	1.0%

Industrial Machinery
Illinois Tool Works	380,000	17,223,628	53,663,600	4.0%

Measurement Instruments
Rockwell Automation	325,000	15,208,967	51,584,000	3.9%

Rail Freight
Canadian National Railway	534,000	12,727,273	41,347,620	3.1%

		131,964,130	340,777,970	25.6%

Materials

Agricultural Chemicals
Potash Corp of Saskatchewan	300,000	8,019,681	4,956,000	0.4%

Basic & Diversified Chemicals
Air Products & Chemicals	200,000	11,099,528	28,812,000	2.1%
Methanex	300,000	5,849,587	12,375,000	1.0%
Praxair	220,000	16,103,769	29,103,800	2.2%
		33,052,884	70,290,800	5.3%

Containers & Packaging
3M	260,000	19,087,243	53,162,200	4.0%

Non Wood Building Materials
Carlisle	330,000	9,208,050	33,438,900	2.5%

Specialty Chemicals
E.I. du Pont de Nemours	500,000	22,025,909	39,460,000	3.0%
PPG Industries	400,000	13,211,578	42,544,000	3.2%
RPM International	180,000	3,642,493	9,761,400	0.7%
		38,879,980	91,765,400	6.9%

		108,247,838	253,613,300	19.1%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2017	11

Amana Income Fund: Schedule of Investments

As of May 31, 2017
Common Stocks – 98.0%	Number of Shares	Cost	Market Value	Percentage of Assets

Technology

Infrastructure Software
Microsoft	700,000	$15,492,855	$48,888,000	3.7%

Semiconductor Devices
Intel	900,000	19,537,540	32,499,000	2.4%
Microchip Technology	540,000	15,306,829	44,982,000	3.4%
		34,844,369	77,481,000	5.8%

Semiconductor Manufacturing
Taiwan Semiconductor ADR	850,048	8,455,615	30,057,697	2.3%

		58,792,839	156,426,697	11.8%

Total investments		$569,001,537	1,303,351,897	98.0%
Other assets (net of liabilities)			26,245,664	2.0%
Total net assets			$1,329,597,561	100.0%
ADR: American Depository Receipt

12	Annual Report	May 31, 2017	The accompanying notes are an integral part of these financial statements.

Amana Income Fund

Statement of Assets and Liabilities
As of May 31, 2017

Assets
Investments in securities, at value (Cost $569,001,537)	$1,303,351,897
Cash	23,290,006
Dividend receivable	5,142,142
Receivable for Fund shares sold	779,535
Insurance reserve premium	2,529
Total assets	1,332,566,109
Liabilities
Payable for Fund shares redeemed	1,579,080
Accrued adviser fee expenses	968,319
Distributions payable	206,870
Accrued expenses	143,387
Accrued distribution fees	65,344
Payable to affiliates	5,548
Total liabilities	2,968,548
Net Assets	$1,329,597,561

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$556,662,229
Undistributed net investment income	106,117
Accumulated net realized gain	38,478,855
Unrealized net appreciation on investments	734,350,360
Net assets applicable to Fund shares outstanding	$1,329,597,561

Net asset value per Investor Share	AMANX
Net assets, at value	$956,976,920
Shares outstanding	19,923,327
Net asset value, offering and redemption price per share	$48.03

Net asset value per Institutional Share	AMINX
Net assets, at value	$372,620,641
Shares outstanding	7,779,779
Net asset value, offering and redemption price per share	$47.90

Statement of Operations
Year ended May 31, 2017

Investment income
Dividend income (net of foreign taxes of $520,003)	$31,504,857
Miscellaneous income	8,842
Total investment income	31,513,699
Expenses
Investment adviser fees	11,300,267
Distribution fees – Investor Shares	2,509,042
Custodian fees	63,687
Transfer agent fees
Investor Shares	28,496
Institutional Shares	9,269
Retirement plan custodial fees
Investor Shares	120
Institutional Shares	33,475
Chief Compliance Officer expenses	24,237
Printing and postage	19,139
Professional fees	18,365
Filing and registration fees	8,094
Other expenses	7,535
Trustee fees	5,448
Total gross expenses	14,027,174
Less custodian fee credits	(63,687)
Net expenses	13,963,487
Net investment income	$17,550,212

Net realized gain from investments and foreign currency	$47,523,801
Net increase in unrealized appreciation on investments	91,512,622
Net gain on investments	$139,036,423

Net increase in net assets resulting from operations	$156,586,635

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2017	13

Amana Income Fund

Statements of Changes in Net Assets	Year ended May 31, 2017	Year ended May 31, 2016
Increase (decrease) in net assets from operations
From operations
Net investment income	$17,550,212	$19,356,704
Net realized gain on investment	47,523,801	59,099,455
Net increase (decrease) in unrealized appreciation	91,512,622	(80,134,306)
Net increase (decrease) in net assets	156,586,635	(1,678,147)
Distributions to shareowners from
Net investment income
Investor Shares	(11,792,506)	(15,204,905)
Institutional Shares	(5,716,985)	(4,097,869)
Capital gains distribution
Investor Shares	(25,333,455)	(52,872,102)
Institutional Shares	(8,890,259)	(12,070,398)
Total distributions	(51,733,205)	(84,245,274)
Capital share transactions
Proceeds from the sale of shares
Investor Shares	97,155,830	94,533,431
Institutional Shares	154,775,632	158,718,623
Value of shares issued in reinvestment of dividends and distributions
Investor Shares	36,415,535	66,907,323
Institutional Shares	13,859,018	14,970,579
Cost of shares redeemed
Investor Shares	(303,321,730)	(402,260,993)
Institutional Shares	(57,412,792)	(72,071,009)
Total capital share transactions	(58,528,507)	(139,202,046)
Total increase (decrease) in net assets	46,324,923	(225,125,467)

Net assets
Beginning of year	1,283,272,638	1,508,398,105
End of year	1,329,597,561	1,283,272,638

Undistributed net investment income	$106,117	$70,342

Shares of the Fund sold and redeemed
Investor Shares (AMANX)
Number of shares sold	2,109,329	2,151,640
Number of shares issued in reinvestment of dividends and distributions	810,297	1,571,070
Number of shares redeemed	(6,613,192)	(8,981,360)
Net decrease in number of shares outstanding	(3,693,566)	(5,258,650)

Institutional Shares (AMINX)
Number of shares sold	3,390,066	3,453,100
Number of shares issued in reinvestment of dividends and distributions	308,618	351,775
Number of shares redeemed	(1,244,687)	(1,690,207)
Net increase in number of shares outstanding	2,453,997	2,114,668

14	Annual Report	May 31, 2017	The accompanying notes are an integral part of these financial statements.

Amana Income Fund: Financial Highlights

Investor Shares (AMANX)	For Year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2017	2016	2015	2014	2013
Net asset value at beginning of year	$44.35	$47.01	$45.34	$38.79	$31.77
Income from investment operations
Net investment income	0.59A	0.62A	0.58A	0.72A	0.58
Net gains (losses) on securities (both realized and unrealized)	4.90	(0.38)	2.10	6.56	7.03
Total from investment operations	5.49	0.24	2.68	7.28	7.61
Less distributions
Dividends (from net investment income)	(0.58)	(0.65)	(0.60)	(0.73)	(0.58)
Distributions (from capital gains)	(1.23)	(2.25)	(0.41)	-	(0.01)
Total distributions	(1.81)	(2.90)	(1.01)	(0.73)	(0.59)
Paid-in capital from early redemption fees	n/a	n/a	n/a	n/a	0.00B

Net asset value at end of year	$48.03	$44.35	$47.01	$45.34	$38.79

Total Return	12.67%	0.81%	5.94%	18.82%	24.08%

Ratios / supplemental data
Net assets ($000), end of year	$956,977	$1,047,345	$1,357,567	$1,524,471	$1,433,461
Ratio of expenses to average net assets
Before custodian fee credits	1.13%	1.15%	1.13%	1.15%	1.19%
After custodian fee credits	1.12%	1.14%	1.12%	1.14%	1.18%
Ratio of net investment income after custodian fee credits to average net assets	1.29%	1.41%	1.26%	1.71%	1.58%
Portfolio turnover rate	1%	0%	0%	1%	1%

Institutional Shares (AMINX)	Year ended May 31,			Period endedC
Selected data per share of outstanding capital stock throughout each period:	2017	2016	2015	May 31, 2014
Net asset value at beginning of period	$44.30	$46.97	$45.30	$40.66
Income from investment operations
Net investment income	0.70A	0.75A	0.72A	0.69A
Net gains (losses) on securities (both realized and unrealized)	4.90	(0.40)	2.09	4.79
Total from investment operations	5.60	0.35	2.81	5.48
Less distributions
Dividends (from net investment income)	(0.77)	(0.77)	(0.73)	(0.84)
Distributions (from capital gains)	(1.23)	(2.25)	(0.41)	-
Total distributions	(2.00)	(3.02)	(1.14)	(0.84)

Net asset value at end of period	$47.90	$44.30	$46.97	$45.30

Total Return	12.96%	1.06%	6.22%	13.53%D

Ratios / supplemental data
Net assets ($000), end of period	$372,621	$235,928	$150,831	$83,805
Ratio of expenses to average net assets
Before custodian fee credits	0.89%	0.90%	0.88%	0.90%E
After custodian fee credits	0.89%	0.89%	0.87%	0.90%E
Ratio of net investment income after custodian fee credits to average net assets	1.52%	1.71%	1.54%	2.32%E
Portfolio turnover rate	1%	0%	0%	1%D

A Calculated using average shares outstanding
B Amount is less than $0.01
C Operations commenced on 09/25/2013
D Not Annualized
E Annualized

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2017	15

Amana Growth Fund: Performance Summary

(unaudited)

Average Annual Returns (as of May 31, 2017)

	1 Year	5 Year	10 Year	Expense Ratio[1]
Investor Shares (AMAGX)	18.38%	12.84%	7.50%	1.09%
Institutional Shares (AMIGX)[2]	18.67%	n/a	n/a	0.85%
S&P 500 Index	17.47%	15.41%	6.93%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on May 31, 2007, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in Investor Shares of the Fund would have risen to $20,604 versus $19,554 in the Index. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1] By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated September 22, 2016, and incorporates results for the fiscal year ended May 31, 2016. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

[2] Institutional shares of the Amana Growth Fund began operations September 25, 2013.

Fund Objective

The objective of the Growth Fund is long-term capital growth, consistent with Islamic principles.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Apple	5.0%	Application Software	10.8%	█
Adobe Systems	4.5%	Large Pharma	10.2%	█
Church & Dwight	4.5%	Household Products	9.5%	█
Intuit	4.1%	Communications Equipment	8.0%	█
Trimble	3.7%	Semiconductor Manufacturing	6.1%	█
Amgen	3.5%	Rail Freight	5.6%	█
Agilent Technologies	3.5%	Semiconductor Devices	5.5%	█
Alphabet, Class A	3.5%	Biotech	5.0%	█
Johnson & Johnson	3.5%	Measurement Instruments	4.9%	█
Lowe's	3.4%	Life Science Equipment	3.5%	█
		Internet Media	3.5%	█
		Home Products Stores	3.4%	█
		Specialty Apparel Stores	3.4%	█
		Building Sub Contractors	2.8%	█
		Aircraft & Parts	2.8%	█
		Medical Devices	2.7%	█
		Other Industries < 2.5%	10.5%	█
		Other assets (net of liabilities)	1.8%	█

16	Annual Report	May 31, 2017

Amana Growth Fund: Discussion of Fund Performance

(unaudited)

Fiscal Year 2017

For the fiscal year ended May 31, 2017, Amana Growth Fund Investor Shares total return was 18.38% (versus 1.06% the year before). Reflecting its lower expense structure, Amana Growth Fund Institutional Shares returned 18.67% for the year. Both outperformed the broad S&P 500 Index, up 17.47%, but underperformed the large-cap Russell 1000 Growth Index, up 20.27%.

While income is not an investment objective, the Fund paid another qualified income dividend (22¢ per Investor share and 27¢ per Institutional share). Careful attention kept the expense ratio in check: 1.09% for Investor Shares and 0.85% for Institutional Shares. New legal pressures on retirement plans caused our two largest accounts to leave. Redemptions exceeded purchases for the year, and Fund's total net assets decreased -11% during the fiscal year.

For the 10 years ended May 31, 2017, the Amana Growth Investor Shares earned an above-average Morningstar 4-star performance ranking. This ranked in the 51st percentile of the 805 funds surviving in Morningstar's "Large Growth" Category peer group.

For the 15 years ended May 31, 2017, the Fund provided an annualized total return of 10.10%. And for the over 23 years since the Fund's inception on February 3, 1994, it has provided investors a compounded annual return of 10.50%.

Factors Affecting Past Performance

The economic cycle has entered its ninth year, but it does not display end-of-cycle trends, such as wage pressures, inflation, or rising interest rates. Personal consumption is driving economic growth, and there are few warnings of a recession soon. The unexpected Trump administration began 2017 with much fanfare, media madness, and "temper tweets." Although the Trump initiatives of tax cutting, health care reform, and border security are blocked by the divisions within political parties, the equity markets have powered upward.

Amana Growth Fund follows a value investing strategy that has served investors well over the years, buying equities of financially strong companies evidencing solid earnings growth. Avoiding leveraged and financial stocks, and all bonds, again reduced risks during the year, as the market's focus changed to slower growth, overvaluations, and growing financial sector risks.

The portfolio benefited from our positions in the Technology, Health Care, and Industrials sectors. Comparatively, we suffered from low participation in the Consumer Staples and Financials sectors, where many companies do not fit our Islamic screens. We maintained a low level of cash reserves, usually less than 3%. Most of our positions are held at significant gains over their original cost, and we again managed portfolio turnover to minimize capital gain distributions that often are taxable to investors.

Our portfolio of well-established equities has more than 6% in each of the industries Software, Large Pharmaceuticals, Household Products, Communications Equipment, and Semiconductor Manufacturing. Our five largest individual security holdings – Apple, Adobe Systems, Church & Dwight, Intuit, and Trimble – boosted our results with an average 35.86% return.

Based on our team's evaluation of their market prospects, we closed our positions in Express Scripts Holdings, Gentex, Infosys, Genuine Parts, Akamai Technologies, and Potash Corp. of Saskatchewan. Concerned about climate change, we have no companies listed on the Carbon Underground 200™. As values-based investors, we are pleased that Morningstar rated Amana Growth Fund in the top 1% for sustainability out of 1,284 funds in its "Large Growth" fund category.

Looking Forward

US GDP growth is moderate, the unemployment rate and interest rates are low, and consumers have cash to spend - in short, a "Goldilocks" moment in the economic cycle. Aided by low inflation, largely resulting from weak energy prices, global growth estimates for the year are positive. Political forces pushing back on globalization are losing strength.

The European Union and its related institutions, challenged by Great Britain's desire to float away from the continent, are benefiting from working together in a common cause. Against some odds, France opted for a middle path that looks positive for business and growth.

Central bankers are reversing policy and understandably slowing the flow from their stimulus. An extraordinary era of low interest rates fueled upward moves in economies and markets. Central banks in Europe, the US, Japan, China, the UK, and even Canada, are all shifting gears toward raising rates and/or removing stimulus. We must be vigilant in the coming months for signs of a recession - a riskier period looms ahead.

Amana Growth Fund selects its portfolio from financially strong, Islamically acceptable, growth securities judged likely to appreciate. We look for above-average earnings growth in the Fund's investments to improve the Fund's price long-term.

Annual Report	May 31, 2017	17

Amana Growth Fund: Schedule of Investments

As of May 31, 2017
Common Stocks – 98.2%	Number of Shares	Cost	Market Value	Percentage of Assets

Communications

Internet Based Services
TripAdvisor, Class A1	25,000	$1,161,119	$962,750	0.1%

Internet Media
Alphabet, Class A1	55,000	14,419,301	54,289,950	3.5%

		15,580,420	55,252,700	3.6%

Consumer Discretionary

Home & Office Product Wholesalers
Fastenal	600,000	13,668,571	25,902,000	1.7%

Home Products Stores
Lowe's	675,000	15,182,525	53,169,750	3.4%

Specialty Apparel Stores
TJX Companies	700,000	15,131,550	52,647,000	3.4%

		43,982,646	131,718,750	8.5%

Consumer Staples

Beverages
PepsiCo	235,000	14,445,016	27,464,450	1.7%

Household Products
Church & Dwight	1,353,866	25,182,282	69,940,718	4.5%
Clorox	250,000	13,936,595	33,932,500	2.2%
Estee Lauder, Class A	458,594	16,624,230	43,172,039	2.8%
		55,743,107	147,045,257	9.5%

		70,188,123	174,509,707	11.2%

Health Care

Biotech
Amgen	355,000	18,341,782	55,110,200	3.5%
Celgene[1]	200,000	7,547,036	22,882,000	1.5%
		25,888,818	77,992,200	5.0%

Large Pharma
Eli Lilly	610,000	20,873,827	48,537,700	3.1%
Johnson & Johnson	420,000	25,247,246	53,865,000	3.5%
Novartis ADR	175,000	6,525,188	14,309,750	0.9%
Novo Nordisk ADR	1,002,195	7,665,243	42,463,002	2.7%
		60,311,504	159,175,452	10.2%

Life Science Equipment
Agilent Technologies	900,000	16,302,137	54,306,000	3.5%

Medical Devices
Stryker	300,000	15,657,168	42,888,000	2.7%

Medical Equipment
Dentsply Sirona International	215,000	6,611,724	13,656,800	0.9%

		124,771,351	348,018,452	22.3%

Continued on next page.

18	Annual Report	May 31, 2017	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Schedule of Investments

As of May 31, 2017
Common Stocks – 98.2%	Number of Shares	Cost	Market Value	Percentage of Assets

Industrials

Aircraft & Parts
Harris	390,000	$11,806,300	$43,742,400	2.8%

Building Sub Contractors
EMCOR Group	682,750	14,388,860	43,026,905	2.8%

Measurement Instruments
Keysight Technologies[1]	500,000	8,390,911	19,320,000	1.2%
Trimble Navigation[1]	1,600,000	18,367,539	57,664,000	3.7%
		26,758,450	76,984,000	4.9%

Metalworking Machinery
Lincoln Electric Holdings	360,000	8,253,710	32,176,800	2.1%

Rail Freight
Norfolk Southern	380,000	19,930,523	47,131,400	3.0%
Union Pacific	370,000	20,957,951	40,811,000	2.6%
		40,888,474	87,942,400	5.6%

		102,095,794	283,872,505	18.2%

Technology

Application Software
Adobe Systems[1]	500,000	15,437,480	70,930,000	4.5%
Intuit	450,000	15,564,740	63,288,000	4.1%
SAP ADR	316,379	19,947,795	34,029,725	2.2%
		50,950,015	168,247,725	10.8%

Communications Equipment
Apple	504,000	1,526,905	76,991,040	5.0%
Cisco Systems	1,500,000	26,759,130	47,295,000	3.0%
		28,286,035	124,286,040	8.0%

Information Services
Gartner[1]	180,000	6,186,410	21,528,000	1.4%

Infrastructure Software
Oracle	650,000	12,885,855	29,503,500	1.9%

IT Services
Convergys	451,033	4,331,210	10,964,612	0.7%

Semiconductor Devices
Qualcomm	800,000	30,482,851	45,816,000	2.9%
Xilinx	600,000	14,947,540	40,026,000	2.6%
		45,430,391	85,842,000	5.5%

Semiconductor Manufacturing
ASML	385,000	14,279,290	50,816,150	3.3%
Taiwan Semiconductor ADR	1,243,297	12,977,323	43,962,982	2.8%
		27,256,613	94,779,132	6.1%

		175,326,529	535,151,009	34.4%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2017	19

Amana Growth Fund: Schedule of Investments

As of May 31, 2017
Common Stocks – 98.2%	Number of Shares	Cost	Market Value	Percentage of Assets

Total investments		$531,944,863	$1,528,523,123	98.2%
Other assets (net of liabilities)			27,664,211	1.8%
Total net assets			$1,556,187,334	100.0%
[1] Non-income producing security ADR: American Depositary Receipt

20	Annual Report	May 31, 2017	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund

Statement of Assets and Liabilities
As of May 31, 2017

Assets
Investments in securities, at value (Cost $531,944,863)	$1,528,523,123
Cash	24,425,763
Dividend receivable	4,761,153
Receivable for Fund shares sold	1,073,931
Total assets	1,558,783,970
Liabilities
Payable for Fund shares redeemed	1,112,885
Accrued adviser fee expenses	1,106,689
Accrued expenses	285,280
Accrued distribution fees	76,067
Payable to affiliates	15,715
Total liabilities	2,596,636
Net Assets	$1,556,187,334

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$423,192,459
Undistributed net investment income	4,215,281
Accumulated net realized gain	132,201,334
Unrealized net appreciation on investments	996,578,260
Net assets applicable to Fund shares outstanding	$1,556,187,334

Net asset value per Investor Share	AMAGX
Net assets, at value	$1,113,439,998
Shares outstanding	32,347,462
Net asset value, offering and redemption price per share	$34.42

Net asset value per Institutional Share	AMIGX
Net assets, at value	$442,747,336
Shares outstanding	12,823,861
Net asset value, offering and redemption price per share	$34.53

Statement of Operations
Year ended May 31, 2017

Investment income
Dividend income (net of foreign taxes of $891,248)	$26,043,798
Miscellaneous income	37,688
Total investment income	26,081,486
Expenses
Investment adviser fees	13,470,384
Distribution fees – Investor Shares	2,953,311
Custodian fees	78,239
Transfer agent fees
Investor Shares	36,246
Institutional Shares	12,073
Retirement plan custodial fees
Investor Shares	110
Institutional Shares	45,608
Chief Compliance Officer expenses	41,170
Other expenses	5,833
Professional fees	4,827
Printing and postage	4,568
Trustee fees	3,883
Filing and registration fees	2,520
Total gross expenses	16,658,772
Less custodian fee credits	(78,239)
Net expenses	16,580,533
Net investment income	$9,500,953

Net realized gain from investments	$251,091,048
Net decrease in unrealized appreciation on investments	(2,649,338)
Net gain on investments	$248,441,710

Net increase in net assets resulting from operations	$257,942,663

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2017	21

Amana Growth Fund

Statements of Changes in Net Assets	Year ended May 31, 2017	Year ended May 31, 2016
Increase (decrease) in net assets from operations
From operations
Net investment income	$9,500,953	$10,999,754
Net realized gain on investments	251,091,048	88,752,106
Net decrease in unrealized appreciation	(2,649,338)	(94,538,688)
Net increase in net assets	257,942,663	5,213,172
Distributions to shareowners from
Net investment income
Investor Shares	(7,429,310)	(7,855,476)
Institutional Shares	(2,989,475)	(1,744,525)
Capital gains distribution
Investor Shares	(129,000,764)	(99,362,629)
Institutional Shares	(42,962,080)	(16,815,576)
Total distributions	(182,381,629)	(125,778,206)
Capital share transactions
Proceeds from the sale of shares
Investor Shares	88,289,510	104,894,055
Institutional Shares	173,453,886	333,208,179
Value of shares issued in reinvestment of dividends and distributions
Investor Shares	134,544,341	106,083,029
Institutional Shares	42,815,699	16,594,835
Cost of shares redeemed
Investor Shares	(447,219,752)	(681,036,546)
Institutional Shares	(255,666,168)	(66,415,547)
Total capital share transactions	(263,782,484)	(186,671,995)
Total decrease in net assets	(188,221,450)	(307,237,029)

Net assets
Beginning of Year	1,744,408,784	2,051,645,813
End of Year	1,556,187,334	1,744,408,784

Undistributed net investment income	$4,215,281	$6,386,034

Shares of the Fund sold and redeemed
Investor Shares (AMAGX)
Number of shares sold	2,669,831	3,187,896
Number of shares issued in reinvestment of dividends and distributions	4,475,860	3,341,197
Number of shares redeemed	(13,722,637)	(21,085,181)
Net decrease in number of shares outstanding	(6,576,946)	(14,556,088)

Institutional Shares (AMIGX)
Number of shares sold	5,190,872	10,451,804
Number of shares issued in reinvestment of dividends and distributions	1,421,504	522,179
Number of shares redeemed	(7,617,702)	(2,043,381)
Net increase (decrease) in number of shares outstanding	(1,005,326)	8,930,602

22	Annual Report	May 31, 2017	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Financial Highlights

Investor Shares (AMAGX)	Year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2017	2016	2015	2014	2013
Net asset value at beginning of year	$33.05	$35.14	$33.22	$29.03	$25.32
Income from investment operations
Net investment income	0.17A	0.18A	0.13A	0.12A	0.13
Net gains on securities (both realized and unrealized)	5.30	0.09	4.02	5.10	3.65
Total from investment operations	5.47	0.27	4.15	5.22	3.78
Less distributions
Dividends (from net investment income)	(0.22)	(0.17)	(0.13)	(0.19)	(0.07)
Distributions (from capital gains)	(3.88)	(2.19)	(2.10)	(0.84)	-
Total distributions	(4.10)	(2.36)	(2.23)	(1.03)	(0.07)
Paid-in capital from early redemption fees	n/a	n/a	n/a	n/a	0.00B

Net asset value at end of year	$34.42	$33.05	$35.14	$33.22	$29.03

Total Return	18.38%	1.06%	12.66%	18.12%	14.94%

Ratios / supplemental data
Net assets ($000), end of year	$1,113,440	$1,286,511	$1,879,365	$1,890,187	$2,185,221
Ratio of expenses to average net assets
Before custodian fee credits	1.10%	1.09%	1.08%	1.10%	1.11%
After custodian fee credits	1.09%	1.09%	1.08%	1.09%	1.11%
Ratio of net investment income after custodian fee credits to average net assets	0.52%	0.54%	0.38%	0.39%	0.44%
Portfolio turnover rate	0%C	0%	0%	0%	1%

Institutional Shares (AMIGX)	Year ended May 31			Period endedD
Selected data per share of outstanding capital stock throughout each period:	2017	2016	2015	May 31, 2014
Net asset value at beginning of period	$33.11	$35.17	$33.23	$30.45
Income from investment operations
Net investment income	0.26A	0.29A	0.25A	0.16A
Net gains on securities (both realized and unrealized)	5.31	0.07	3.97	3.70
Total from investment operations	5.57	0.36	4.22	3.86
Less distributions
Dividends (from net investment income)	(0.27)	(0.23)	(0.18)	(0.24)
Distributions (from capital gains)	(3.88)	(2.19)	(2.10)	(0.84)
Total distributions	(4.15)	(2.42)	(2.28)	(1.08)

Net asset value at end of period	$34.53	$33.11	$35.17	$33.23

Total Return	18.67%	1.31%	12.88%	12.82%E

Ratios / supplemental data
Net assets ($000), end of period	$442,747	$457,898	$172,281	$94,349
Ratio of expenses to average net assets
Before custodian fee credits	0.86%	0.85%	0.83%	0.87%F
After custodian fee credits	0.85%	0.85%	0.83%	0.87%F
Ratio of net investment income after custodian fee credits to average net assets	0.78%	0.89%	0.65%	0.70%F
Portfolio turnover rate	0%C	0%	0%	0%E

A Calculated using average shares outstanding
B Amount is less than $0.01
C Amount is less than 0.5%
D Operations commenced on 09/25/2013
E Not Annualized
F Annualized

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2017	23

Amana Developing World Fund: Performance Summary

(unaudited)

Average Annual Returns as of May 31, 2017

	1 Year	5 Year	10 Year	Expense Ratio[1]
Investor Shares (AMDWX)	6.59%	0.45%	n/a	1.51%
Institutional Shares (AMIDX)[2]	6.74%	n/a	n/a	1.20%
MSCI Emerging Markets Index	27.41%	4.53%	2.28%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on September 28, 2009, to an identical amount invested in the MSCI Emerging Markets Index, a broad-based international equity index. The graph shows that an investment in Investor Shares the Fund would have risen to $10,122 versus $13,150 in the Index. Please note that investors cannot invest directly in the index.

The Amana Developing World Fund commenced operations September 28, 2009.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1] By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated September 22, 2016, and incorporates results for the fiscal year ended May 31, 2016. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

[2] Institutional shares of the Amana Developing World Fund began operations September 25, 2013.

Fund Objective

The objective of the Developing World Fund is long-term capital growth, consistent with Islamic principles.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
MercadoLibre	6.6%	Telecom Carriers	6.8%	█
Tencent Holdings ADR	4.3%	E-Commerce Discretionary	6.6%	█
SM Prime Holdings	3.8%	Household Products	6.4%	█
Samsonite International	3.6%	Apparel, Footwear & Accessory Design	5.8%	█
Clicks Group	3.5%	Generic Pharma	5.1%	█
Telekomunikasi Indonesia ADR	3.4%	Application Software	4.3%	█
Unilever ADR	2.8%	Health Care Facilities	4.2%	█
Hong Kong & China Gas	2.6%	Real Estate Owners & Developers	3.8%	█
Kalbe Farma	2.4%	Specialty Pharma	3.6%	█
Techtronic Industries	2.3%	Packaged Food	3.6%	█
		Food & Drug Stores	3.5%	█
		Utility Networks	2.9%	█
		Other Industries < 2.5%	23.9%	█
		Other assets (net of liabilities)	19.5%	█

24	Annual Report	May 31, 2017

Amana Developing World Fund: Discussion of Fund Performance

(unaudited)

Fiscal Year 2017

For the fiscal year ended May 31, 2017, the Amana Developing World Fund Investor Shares returned 6.59% (versus -8.32% the year before). The Fund's annual return underperformed the MSCI Emerging Markets Index, which returned 27.41%, as well as the MSCI All Country World Index Ex-USA, which returned 18.17. The Amana Developing World Fund Institutional Shares returned 6.74% during the same period. While income is not an investment objective, the Fund paid a qualified income dividend (2¢ per share for Investor Shares and 7¢ per share for Institutional Shares) in December 2016. The net expense ratio of Amana Developing World Investor Shares was 1.30% versus 1.45% for the year before. The reduced expense goal for the Institutional Shares was achieved with a 1.09% ratio versus 1.14% for the year before. During the year Fund assets grew 15.52%.

Factors Affecting Past Performance

Emerging markets, as measured by the MSCI Emerging Markets Index, performed strongly in the fiscal year ended May 31, 2017. This occurred despite short-term disruption around the US presidential election that was based on fears the new administration would adopt trade and taxation policies disadvantageous to countries exporting goods to the United States. Meanwhile, the Amana Developing World Fund returns were substantially lower than the Emerging Markets Index, primarily due to lack of access to strongly-performing countries and sectors, as well as a degree of cash drag. By country, the top three strongest contributors to benchmark performance were China, South Korea, and Taiwan. Since South Korea and Taiwan are not considered "developing" under the Fund's mandate, we do not have investments in either of those countries. Recently, we have undertaken to establish trading capability in Taiwan with the view that many Taiwanese companies base the majority of their operations in China, which would qualify them for inclusion in the Fund. There currently are no such plans for South Korea, which tends to rely more on domestic production. Our exposure to China was below the benchmark weight for two reasons: Financials, which the Fund avoids, accounts for 30% of the benchmark; and e-commerce leader Alibaba, the second largest stock in China's booming Information Technology sector, does not meet our requirement of having been a listed stock for at least three years. Financials was the second best-performing sector in China, behind Information Technology.

Reviewing the emerging markets universe, Asia-Pacific made the largest contribution to benchmark returns by far at roughly two-thirds of the total contribution. That's not surprising, considering the region accounts for over 60% of the benchmark weight. South and Central America is the next largest region and also made the second largest contribution, which was almost entirely due to the recovery of Brazil's stock market and currency. With the odds of a second consecutive presidential removal now increasing, the outlook for Brazil has once again clouded over.

The region of Africa and the Middle East is dominated by South Africa, which did manage a positive contribution despite political turmoil surrounding the removal of a respected finance minister. Eastern Europe also provided a positive contribution, led by Turkey, which is impressive considering the neighborhood and the failed coup that was launched during the year.

At least 5% of the portfolio is invested in companies headquartered in each of China, the United States, Indonesia, the Philippines, Brazil, Malaysia, Hong Kong, and South Africa. More than 5% of the portfolio is invested in each of the following industries: Telecom Carriers, E-Commerce Discretionary, Household Products, Apparel, Footwear and Accessory Design, and Generic Pharma.

Contrary to last year, Health Care performed poorly during the year. While we remain committed to the medical tourism theme and our hospital stocks in Southeast Asia, the businesses need to catch up to earlier price appreciation. Consumer Staples strongly outperformed. This sector contains a larger proportion of developed-market domiciled businesses, such as Unilever and Colgate, that undertake the majority of their business in the developing world. The Fund's strongest-performing sector during the year in terms of total return and contribution was Information Technology, led by exceptional returns from Argentinian e-commerce player MercadoLibre and Chinese messaging and mobile gaming giant Tencent.

During the annual fiscal period, the Fund's conservative approach to emerging market investing meant that it continued to keep an unusually high proportion of its assets in cash.

Looking Forward

Despite the strong emerging market performance over the past 12 months, the asset class remains at a valuation discount to the United States across the majority of sectors. Top-down country analysis, as well as fundamental bottom-up research, remain integral to success given the disruptions we see in countries such as Venezuela, Turkey, and South Africa, and the improving conditions in Argentina, Colombia, and Indonesia, among others.

Annual Report	May 31, 2017	25

Amana Developing World Fund: Schedule of Investments

As of May 31, 2017
Common Stocks – 80.5%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Communications

Internet Media
Baidu ADR[2]	3,500	$241,481	$651,350	China[3]	2.3%

Telecom Carriers
Advanced Info Service	99,000	725,933	502,743	Thailand	1.7%
China Mobile ADR	9,000	575,991	495,990	China	1.7%
Telekomunikasi Indonesia ADR	30,000	540,799	989,100	Indonesia	3.4%
		1,842,723	1,987,833		6.8%

		2,084,204	2,639,183		9.1%

Consumer Discretionary

Airlines
Bangkok Airways Public Company NVDR	910,000	559,741	494,351	Thailand	1.7%

Apparel, Footwear & Accessory Design
Samsonite International	259,800	773,757	1,048,087	Hong Kong[3]	3.6%
VF	12,000	310,438	645,600	United States	2.2%
		1,084,195	1,693,687		5.8%

Automobiles
Ford Otomotiv Sanayi	52,500	536,206	600,319	Turkey	2.1%

E-Commerce Discretionary
MercadoLibre	7,000	500,586	1,925,770	Brazil[3]	6.6%

Home Improvement
Techtronic Industries	140,000	591,316	661,578	Hong Kong	2.3%

Jewelry and Watch Stores
Pandora	5,000	621,454	473,356	Denmark	1.7%

		3,893,498	5,849,061		20.2%

Consumer Staples

Food & Drug Stores
Clicks Group	98,000	596,646	1,017,017	South Africa	3.5%

Household Products
Colgate-Palmolive	8,000	348,010	610,880	United States	2.1%
Kimberly-Clark de Mexico, Class A	210,000	598,635	415,134	Mexico	1.5%
Unilever ADR	14,700	592,155	817,614	United Kingdom	2.8%
		1,538,800	1,843,628		6.4%

Packaged Food
Indofood CBP Sukses Makmur	800,000	424,798	521,874	Indonesia	1.8%
Mead Johnson Nutrition	6,000	352,781	536,520	United States	1.8%
		777,579	1,058,394		3.6%

		2,913,025	3,919,039		13.5%

Energy

Exploration & Production
CNOOC Limited ADR	3,300	608,321	372,108	China	1.3%

Continued on next page.

26	Annual Report	May 31, 2017	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Schedule of Investments

As of May 31, 2017
Common Stocks – 80.5%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Energy (continued)

Midstream-Oil & Gas
Petronas Gas	70,000	$449,259	$303,522	Malaysia	1.0%

		1,057,580	675,630		2.3%

Financials

Islamic Banking
BIMB Holdings	531,000	650,958	560,996	Malaysia	1.9%

Real Estate Owners & Developers
SM Prime Holdings	1,610,000	619,395	1,088,862	Philippines	3.8%

		1,270,353	1,649,858		5.7%

Health Care

Generic Pharma
Aspen Pharmacare	28,000	448,860	630,547	South Africa	2.2%
Dr. Reddy's Laboratories ADR	12,000	533,903	463,680	India	1.6%
Hikma Pharmaceuticals	18,000	483,015	392,370	Jordan	1.3%
		1,465,778	1,486,597		5.1%

Health Care Facilities
Bangkok Dusit Medical Services NVDR	380,000	238,695	207,509	Thailand	0.7%
IHH Healthcare	300,000	391,875	405,698	Malaysia	1.4%
KPJ Healthcare	633,998	592,100	617,661	Malaysia	2.1%
		1,222,670	1,230,868		4.2%

Specialty Pharma
Genomma Lab Internacional, Class B2	273,500	615,641	342,645	Mexico	1.2%
Kalbe Farma	5,900,000	554,771	681,432	Indonesia	2.4%
		1,170,412	1,024,077		3.6%

		3,858,860	3,741,542		12.9%

Industrials

Agricultural Machinery
Turk Traktor ve Ziraat Makineleri	22,500	725,046	520,841	Turkey	1.8%

Logistics Services
Kerry Logistics Network	400,000	583,456	587,893	China[3]	2.0%

Rail Freight
Kansas City Southern Industries	6,500	437,054	618,800	United States	2.1%

		1,745,556	1,727,534		5.9%

Technology

Application Software
Tencent Holdings ADR	36,000	693,470	1,240,200	China	4.3%

		693,470	1,240,200		4.3%
Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2017	27

Amana Developing World Fund: Schedule of Investments

As of May 31, 2017
Common Stocks – 80.5%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Utilities

Integrated Utilities
Aboitiz Power	815,000	$711,370	$642,254	Philippines	2.2%

Power Generation
Manila Electric	80,000	517,224	440,436	Philippines	1.5%

Utility Networks
Enersis Americas ADR	10,000	116,072	93,900	Chile	0.3%
Hong Kong & China Gas	348,700	661,270	745,191	China[3]	2.6%
		777,342	839,091		2.9%

		2,005,936	1,921,781		6.6%

Total Common Stock		19,522,482	23,363,828		80.5%

Warrants 0.0%[4]	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Financials

Islamic Banking
BIMB Holdings Warrants[2]	80,000	-	7,009	Malaysia	0.0%[4]
			7,009		0.0%[4]

Total Warrants			7,009		0.0%[4]

Total investments		$19,522,482	23,370,837		80.5%
Other assets (net of liabilities)			5,652,414		19.5%
Total net assets			$29,023,251		100.0%

[1] Country of domicile unless otherwise indicated
[2] Non-income producing security
[3] Denotes a country or region of primary exposure
[4] Amount is less than 0.05%

ADR: American Depositary Receipt
NVDR: Thai Non-Voting Depository

Countries	(unaudited)
Other assets (net of liabilities) 19.5%

28	Annual Report	May 31, 2017	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund

Statement of Assets and Liabilities
As of May 31, 2017

Assets
Investments in securities, at value (Cost $19,522,482)	$23,370,837
Cash	5,574,109
Receivable for Fund shares sold	74,155
Dividend receivable	54,295
Total assets	29,073,396
Liabilities
Accrued adviser fee expenses	23,043
Accrued audit fees	11,620
Payable for Fund shares redeemed	5,002
Payable to affiliates	3,356
Accrued postage expenses	3,125
Accrued other expenses	2,985
Accrued distribution fees	1,014
Total liabilities	50,145
Net Assets	$29,023,251

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$30,694,890
Undistributed net investment income	20,274
Accumulated net realized loss	(5,540,360)
Unrealized net appreciation on investments	3,848,447
Net assets applicable to Fund shares outstanding	$29,023,251

Net asset value per Investor Share	AMDWX
Net assets, at value	$14,820,228
Shares outstanding	1,485,814
Net asset value, offering and redemption price per share	$9.97

Net asset value per Institutional Share	AMIDX
Net assets, at value	$14,203,023
Shares outstanding	1,421,194
Net asset value, offering and redemption price per share	$9.99

Statement of Operations
Year ended May 31, 2017

Investment income
Dividend income (net of foreign taxes of $58,000)	$443,163
Miscellaneous income	21
Total investment income	443,184
Expenses
Investment adviser fees	244,325
Distribution fees – Investor Shares	38,923
Filing and registration fees	12,781
Custodian fees	12,444
Retirement plan custodial fees
Investor Shares	20
Institutional Shares	7,220
Transfer agent fees
Investor Shares	4,034
Institutional Shares	1,782
Professional fees	2,086
Printing and postage	925
Chief Compliance Officer expenses	821
Other expenses	234
Trustee fees	205
Total gross expenses	325,800
Less custodian fee credits	(12,444)
Net expenses	313,356
Net investment income	$129,828

Net realized gain from investments and foreign currency (net of foreign tax of $70,161)	$246,023
Net increase in unrealized appreciation on investments and foreign currency	1,352,008
Net gain on investments	$1,598,031

Net increase in net assets resulting from operations	$1,727,859

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2017	29

Amana Developing World Fund

Statements of Changes in Net Assets	Year ended May 31, 2017	Year ended May 31, 2016
Increase (decrease) in net assets from operations
From operations
Net investment income	$129,828	$116,560
Net realized gain (loss) on investments	246,023	(3,060,615)
Net increase in unrealized appreciation	1,352,008	403,253
Net increase (decrease) in net assets	1,727,859	(2,540,802)
Distributions to shareowners from
Net investment income
Investor Shares	(35,702)	(97,158)
Institutional Shares	(83,905)	(52,842)
Total distributions	(119,607)	(150,000)
Capital share transactions
Proceeds from the sale of shares
Investor Shares	4,033,248	4,335,050
Institutional Shares	7,792,468	1,959,665
Value of shares issued in reinvestment of dividends and distributions
Investor Shares	35,558	96,856
Institutional Shares	83,755	52,842
Cost of shares redeemed
Investor Shares	(7,754,136)	(5,806,721)
Institutional Shares	(1,897,285)	(2,318,292)
Total capital share transactions	2,293,608	(1,680,600)
Total increase (decrease) in net assets	3,901,860	(4,371,402)

Net assets
Beginning of year	25,121,391	29,492,793
End of year	29,023,251	25,121,391

Undistributed net investment income	$20,274	$37,590

Shares of the Fund sold and redeemed
Investor Shares (AMDWX)
Number of shares sold	426,044	470,367
Number of shares issued in reinvestment of dividends and distributions	4,027	11,044
Number of shares redeemed	(840,000)	(630,922)
Net decrease in number of shares outstanding	(409,929)	(149,511)

Institutional Shares (AMIDX)
Number of shares sold	836,582	209,542
Number of shares issued in reinvestment of dividends and distributions	9,475	6,005
Number of shares redeemed	(203,654)	(253,945)
Net increase (decrease) in number of shares outstanding	642,403	(38,398)

30	Annual Report	May 31, 2017	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Financial Highlights

Investor Shares (AMDWX)	Year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2017	2016	2015	2014	2013
Net asset value at beginning of year	$9.38	$10.29	$10.88	$10.94	$9.90
Income from investment operations
Net investment income	0.04A	0.03A	0.05A	0.01A	0.06
Net gains (losses) on securities (both realized and unrealized)	0.57	(0.89)	(0.62)	(0.03)	0.98
Total from investment operations	0.61	(0.86)	(0.57)	(0.02)	1.04
Less distributions
Dividends (from net investment income)	(0.02)	(0.05)	(0.02)	(0.04)	-
Total distributions	(0.02)	(0.05)	(0.02)	(0.04)	-
Paid-in capital from early redemption fees	n/a	n/a	n/a	n/a	0.00B

Net asset value at end of year	$9.97	$9.38	$10.29	$10.88	$10.94

Total Return	6.59%	(8.32)%	(5.24)%	(0.17)%	10.51%

Ratios / supplemental data
Net assets ($000), end of year	$14,820	$17,781	$21,051	$20,775	$24,908
Ratio of expenses to average net assets
Before custodian fee credits	1.35%	1.51%	1.54%	1.59%	1.54%
After custodian fee credits	1.30%	1.45%	1.48%	1.54%	1.51%
Ratio of net investment income after custodian fee credits to average net assets	0.41%	0.37%	0.50%	0.06%	0.67%
Portfolio turnover rate	10%	33%	14%	11%	4%

Institutional Shares (AMIDX)	Year ended May 31,			Period endedC
Selected data per share of outstanding capital stock throughout each period:	2017	2016	2015	May 31, 2014
Net asset value at beginning of period	$9.43	$10.33	$10.91	$10.87
Income from investment operations
Net investment income	0.06A	0.06A	0.09A	0.05A
Net gains (losses) on securities (both realized and unrealized)	0.57	(0.89)	(0.63)	0.03
Total from investment operations	0.63	(0.83)	(0.54)	0.08
Less distributions
Dividends (from net investment income)	(0.07)	(0.07)	(0.04)	(0.04)
Total distributions	(0.07)	(0.07)	(0.04)	(0.04)

Net asset value at end of period	$9.99	$9.43	$10.33	$10.91

Total Return	6.74%	(8.00)%	(4.96)%	0.75%D

Ratios / supplemental data
Net assets ($000), end of period	$14,203	$7,340	$8,442	$7,406
Ratio of expenses to average net assets
Before custodian fee credits	1.14%	1.20%	1.24%	1.40%E
After custodian fee credits	1.09%	1.14%	1.18%	1.35%E
Ratio of net investment income after custodian fee credits to average net assets	0.65%	0.67%	0.86%	0.64%E
Portfolio turnover rate	10%	33%	14%	11%D

A Calculated using average shares outstanding
B Amount is less than $0.01
C Operations commenced on 09/25/2013
D Not Annualized
E Annualized

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2017	31

Amana Participation Fund: Performance Summary

(unaudited)

Average Annual Returns as of May 31, 2017

	1 Year	5 Year	10 Year	Expense Ratio[1]
Investor Shares (AMAPX)	2.87%	n/a	n/a	1.12%
Institutional Shares (AMIPX)	3.09%	n/a	n/a	0.72%
Citi Sukuk Index	3.99%	3.99%	4.23%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on September 28, 2015, to an identical amount invested in the Citi Sukuk Index, a measurement of global Islamic fixed income securities, also known as sukuk. The graph shows that an investment in Investor Shares of the Fund would have risen to $10,381 versus $10,706 in the Index. Please note that investors cannot invest directly in the index.

The Amana Participation Fund commenced operations September 28, 2015.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1] By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated September 22, 2016, and incorporates results for the fiscal year ended May 31, 2016. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

The objectives of the Participation Fund are capital preservation and current income, consistent with Islamic principles. Capital preservation is its primary objective.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
SIB Sukuk Co III Ltd (3.084% due 09/08/2021)	4.6%	Financials	39.9%	█
China Beige Book International (6.273% due 11/22/2018)	4.1%	Foreign Government Sukuk	27.0%	█
Dubai International Financial Centre (4.325% due 11/12/2024)	4.1%	Utilities	10.5%	█
Emirates Madina Group (4.564% due 06/18/2024)	4.1%	Industrials	6.8%	█
Department of Finance Dubai (3.875% due 01/30/2023)	4.1%	Consumer Discretionary	6.7%	█
State of Qatar (3.241% due 01/18/2023)	4.0%	Communications	4.0%	█
Emirates Islamic Bank (3.542% due 05/31/2021)	4.0%	Energy	2.0%	█
Ooredoo Tamweel (3.039% due 12/03/2018)	4.0%	Other assets (net of liabilities)	3.1%	█
Investment Corporation of Dubai (3.508% due 05/21/2020)	4.0%
DEWA (3.00% due 03/05/2018)	4.0%

32	Annual Report	May 31, 2017

Amana Participation Fund: Discussion of Fund Performance

(unaudited)

Fiscal Year 2017

For the fiscal year ended May 31, 2017, Participation Fund Investor Shares returned 2.87% and the Institutional Shares returned 3.09%, compared to 3.99% for the benchmark Citi Sukuk Index. A number of factors contributed to the underperformance, including differences in the Fund's composition relative to the benchmark with respect to investment objective, duration, and regional and security allocation.

The Participation Fund's investment objective is capital preservation and current income consistent with Islamic principles, while the Citi Sukuk benchmark measures the performance of global Islamic fixed income securities. The Fund targets a dollar-weighted average maturity from two to five years, a policy that aims to mitigate duration risk and helps the Fund meet its primary objective of capital preservation. Unlike the Fund, the Citi Sukuk benchmark tracks several securities with maturities that extend into the early 2040s. The Fund intentionally has a smaller exposure to countries that tend to experience greater price volatility relative to the broader sukuk market. Some of the more price-volatile regions include South Africa, Indonesia, and Turkey. The Fund does not own any positions originating from South Africa and allocates 5.54% and 6.01% of its total assets to issuers domiciled in Indonesia and Turkey, respectively. The Citi Sukuk benchmark allocates 0.81% to South Africa, and 16.09% and 9.13% to Indonesia and Turkey, respectively.

At May 31, 2017, the 30- issue portfolio reported a modified duration of 3.73 years. The 30-day yield was 2.16% for the Investor Shares and 2.40% for the Institutional Shares. The net expense ratio of Amana Participation Investor Shares decreased to 0.91% versus 1.12% for the year before. The reduced expense goal for the Institutional Shares was achieved with a 0.67% ratio versus 0.72% for the year before. Lower expense ratios were achieved in part because Fund assets grew 143%. during the year. A 2% penalty for early redemptions was removed as of July 1, 2017.

Factors Affecting Past Performance

We are pleased to report that the Amana Participation Fund has grown nearly sixfold since its inception on September 28, 2015, with total assets of $38.2 million. Amana is pleased to offer the only US retail mutual fund dedicated to sukuk.

The Fund has encountered several positive milestones as well as some challenges since last year. Starting with the good news, we continue to see further development and broader acceptance of sukuk taking place in the capital markets. Indeed, a record amount was raised through Islamic loans and sukuk bond issuance in the first half of 2017. These activites are important to recognize as Islamic-compliant investments remain a small subset of the overall capital markets. Further adoption by a broader range of investors helps improve liquidity, familiarity, and acceptance among conventional investors. Helped by recent strong returns, more investment assets are flowing to emerging markets. These actions supply confidence and confirmation that helps motivate other sukuk issuers.

One noteworthy milestone was JP Morgan's inclusion of sukuk in its conventional fixed income emerging market benchmarks last fall. Barclays Capital and Vanguard have been including these instruments in their emerging market investment vehicles since 2015. The continued adoption of sukuk by conventional investment product providers is an important market development.

In April of 2017, Saudi Arabia undertook the largest-ever sovereign sukuk issue at $9.0 billion, which was met with high investor demand from US, Asian, and European investors. Saudi Arabia's large sukuk offering followed their enormous $17.5 billion conventional sovereign loan offering back in October of 2016. Other countries are following suit by first issuing conventional debt and then a separate sukuk issue. In February of 2017, Oman issued its first $2.0 billion conventional debt offering and is expected to issue its first US dollar sukuk issue sometime in the second half of 2017.

Challenges remain in the market. Various countries face fiscal shortfalls due to low oil prices compounded by a reduction in government-sponsored fiscal support and geopolitical tensions. Qatar is being sequestered both economically and politically following a surprise move by Saudi Arabia, UAE, Bahrain, and Egypt in June. Turkey appears to have stabilized following a failed coup of President Tayyip Erdogan back in July of 2016.

Looking Forward

We anticipate global interest rates will remain low longer term in a continued attempt to spur global growth. We expect economic growth in the US will remain positive as Europe and Asia continue to offer accommodative monetary and fiscal policies. We anticipate interest rates in the US to remain higher relative to interest rates observed in foreign markets.

Over the upcoming year we will continue to place our focus on owning US dollar-denominated investments offered by high-quality issuers that are better positioned to endure political challenges.

Annual Report	May 31, 2017	33

Amana Participation Fund: Schedule of Investments

As of May 31, 2017
Corporate Sukuk – 69.9%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Communications

Ooredoo Tamweel[2]	3.039% due 12/03/2018	$1,500,000	$1,520,343	Qatar	4.0%

		1,500,000	1,520,343		4.0%

Consumer Discretionary

Al Shindagha[2]	3.776% due 11/26/2019	1,250,000	1,269,601	United Arab Emirates	3.3%
Majid Al Futtaim[2]	4.50% due 11/03/2025	1,250,000	1,308,736	United Arab Emirates	3.4%

		2,500,000	2,578,337		6.7%

Energy

Petronas Global[3]	2.707% due 03/18/2020	750,000	756,071	Malaysia	2.0%

		750,000	756,071		2.0%

Financials

Dubai International Financial Centre[2]	4.325% due 11/12/2024	1,500,000	1,570,042	United Arab Emirates	4.1%
Dubai Islamic Bank[2]	2.921% due 06/03/2020	1,500,000	1,500,055	United Arab Emirates	3.9%
Emirates Islamic Bank[2]	3.542% due 05/31/2021	1,500,000	1,522,253	United Arab Emirates	4.0%
Emirates Madina Group[2]	4.564% due 06/18/2024	1,500,000	1,567,545	United Arab Emirates	4.1%
Exim Malaysia[2]	2.874% due 02/19/2019	1,000,000	1,006,495	Malaysia	2.6%
Investment Corporation of Dubai[2]	3.508% due 05/21/2020	1,500,000	1,514,655	United Arab Emirates	4.0%
Noor[2]	2.788% due 04/28/2020	1,000,000	991,391	United Arab Emirates	2.6%
Qatar Islamic Bank[2]	2.754% due 10/27/2020	1,500,000	1,492,719	Qatar	3.9%
SIB Sukuk Co III Ltd[2]	3.084% due 09/08/2021	1,750,000	1,741,317	United Arab Emirates	4.6%
Sukuk Funding No3[2]	4.348% due 12/03/2018	1,000,000	1,029,896	United Arab Emirates	2.7%
TF Varlik Kiralama[2]	5.375% due 04/24/2019	1,250,000	1,291,591	Turkey	3.4%

		15,000,000	15,227,959		39.9%

Industrials

DP World Crescent[2]	3.908% due 05/31/2023	1,000,000	1,021,930	United Arab Emirates	2.7%
DP World[3]	6.25% due 07/02/2017	500,000	501,745	United Arab Emirates	1.3%
Jebel Ali Free Zone[2]	7.00% due 06/19/2019	1,000,000	1,087,088	United Arab Emirates	2.8%

		2,500,000	2,610,763		6.8%

Utilities

DEWA[2]	3.00% due 03/05/2018	1,500,000	1,511,334	United Arab Emirates	4.0%
Saudi Electric Global[3]	4.00% due 04/08/2024	1,000,000	1,045,500	Saudi Arabia	2.7%
TNB Global Ventures Capital[2]	3.244% due 10/19/2026	1,500,000	1,462,029	Malaysia	3.8%

		4,000,000	4,018,863		10.5%

Total Corporate Sukuk		26,250,000	26,712,336		69.9%

Continued on next page.

34	Annual Report	May 31, 2017	The accompanying notes are an integral part of these financial statements.

Amana Participation Fund: Schedule of Investments

As of May 31, 2017
Government Sukuk – 27.0%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Foreign Government Sukuk

China Beige Book International[2]	6.273% due 11/22/2018	$1,500,000	$1,575,000	Bahrain	4.1%
Department of Finance Dubai[2]	3.875% due 01/30/2023	1,500,000	1,551,208	United Arab Emirates	4.1%
Hazine Mustesarligi Varlik Kiralama[3]	2.803% due 03/26/2018	1,000,000	1,002,010	Turkey	2.6%
Perusahaan Penerbit SBSN III[3]	6.125% due 03/15/2019	750,000	800,625	Indonesia	2.1%
Perusahaan Penerbit SBSN[2]	4.55% due 03/29/2026	1,000,000	1,048,800	Indonesia	2.8%
Perusahaan Penerbit SBSN[3]	4.55% due 03/29/2026	250,000	262,200	Indonesia	0.7%
RAK Capital[2]	3.094% due 03/31/2025	1,500,000	1,492,433	United Arab Emirates	3.9%
Sharjah[2]	3.764% due 09/17/2024	1,000,000	1,040,475	United Arab Emirates	2.7%
State of Qatar[2]	3.241% due 01/18/2023	1,500,000	1,541,304	Qatar	4.0%

		10,000,000	10,314,055		27.0%

Total investments	(Cost = $36,814,787)	$36,250,000	37,026,391		96.9%
Other assets (net of liabilities)			1,187,404		3.1%
Total net assets			$38,213,795		100.0%

[1] Country of activity

[2] Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At May 31, 2017, the aggregate value of these securities was $32,658,241, representing 85.5% of net assets.

[3] Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At May 31, 2017, the net value of these securities was $4,368,151 representing 11.4% of net assets.

Sukuk Quality Diversification			(unaudited)
% of Total Net Assets
Rated "Aa2"	4.0%	█
Rated "A1"	2.0%	█
Rated "A2"	6.7%	█
Rated "A3"	13.7%	█
Rated "Baa1"	3.9%	█
Rated "Baa2"	13.6%	█
Rated "Baa3"	5.6%	█
Rated "Ba1"	2.6%	█
Not Rated	44.8%	█
Other assets (net of liabilities)	3.1%	█

Credit ratings are determined by Moody's Investors Service, a Nationally Recognized Statistical Rating Organization. If Moody's does not rate a particular security, that security is categorized as not rated.

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2017	35

Amana Participation Fund

Statement of Assets and Liabilities
As of May 31, 2017

Assets
Investments in securities, at value (Cost $36,814,787)	$37,026,391
Cash	1,425,883
Dividends and income	296,290
Receivable for Fund shares sold	40,640
Total assets	38,789,204
Liabilities
Payable for security purchases	526,258
Payable for Fund shares redeemed	17,770
Accrued adviser fee expenses	15,981
Accrued expenses	8,087
Distributions payable	5,805
Accrued distribution fees	821
Payable to affiliates	687
Total liabilities	575,409
Net Assets	$38,213,795

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$38,005,002
Accumulated net realized loss	(2,811)
Unrealized net appreciation on investments	211,604
Net assets applicable to Fund shares outstanding	$38,213,795

Net asset value per Investor Share	AMAPX
Net assets, at value	$12,013,582
Shares outstanding	1,192,879
Net asset value, offering and redemption price per share	$10.07

Net asset value per Institutional Share	AMIPX
Net assets, at value	$26,200,213
Shares outstanding	2,591,011
Net asset value, offering and redemption price per share	$10.11

Statement of Operations
Year ended May 31, 2017

Investment income
Sukuk income	$784,763
Other income	24
Total investment income	784,787
Expenses
Investment adviser fees	129,018
Filing and registration fees	30,642
Distribution fees – Investor Shares	16,496
Professional fees	6,869
Custodian fees	4,347
Retirement plan custodial fees
Investor Shares	20
Institutional Shares	1,641
Printing and postage	1,575
Chief Compliance Officer expenses	665
Other expenses	384
Trustee fees	258
Total gross expenses	191,915
Less custodian fee credits	(4,347)
Net expenses	187,568
Net investment income	$597,219

Net realized gain from investments	$29,611
Net increase in unrealized appreciation on investments	129,001
Net gain on investments	$158,612

Net increase in net assets resulting from operations	$755,831

36	Annual Report	May 31, 2017	The accompanying notes are an integral part of these financial statements.

Amana Participation Fund

Statements of Changes in Net Assets	Year ended May 31, 2017	Period ended May 31, 2016A
Increase (decrease) in net assets from operations
From operations
Net investment income	$597,219	$88,583
Net realized gain on investment	29,611	-
Net increase in unrealized appreciation	129,001	82,603
Net increase in net assets	755,831	171,186
Distributions to shareowners from
Net investment income
Investor Shares	(145,007)	(16,776)
Institutional Shares	(452,212)	(72,041)
Capital gains distribution
Investor Shares	(8,765)	-
Institutional Shares	(23,657)	-
Total distributions	(629,641)	(88,817)
Capital share transactions
Proceeds from the sale of shares
Investor Shares	10,399,606	3,061,438
Institutional Shares	13,424,189	12,597,211
Value of shares issued in reinvestment of dividends and distributions
Investor Shares	152,347	16,675
Institutional Shares	441,080	71,954
Early redemption fees retained
Investor Shares	2,498	194
Institutional Shares	6,596	1,069
Cost of shares redeemed
Investor Shares	(1,598,201)	(86,458)
Institutional Shares	(483,621)	(1,341)
Total capital share transactions	22,344,494	15,660,742
Total increase in net assets	22,470,684	15,743,111

Net assets
Beginning of period	15,743,111	-
End of period	38,213,795	15,743,111

Shares of the Fund sold and redeemed
Investor Shares (AMAPX)
Number of shares sold	1,036,045	308,085
Number of shares issued in reinvestment of dividends and distributions	15,160	1,667
Number of shares redeemed	(159,409)	(8,669)
Net increase in number of shares outstanding	891,796	301,083

Institutional Shares (AMIPX)
Number of shares sold	1,328,602	1,259,702
Number of shares issued in reinvestment of dividends and distributions	43,701	7,179
Number of shares redeemed	(48,039)	(134)
Net increase in number of shares outstanding	1,324,264	1,266,747

A Operations commenced on 09/28/2015

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2017	37

Amana Participation Fund: Financial Highlights

Investor Shares (AMAPX)	Year ended	Period ended
Selected data per share of outstanding capital stock throughout each period:	May 31, 2017	May 31, 2016A
Net asset value at beginning of period	$10.02	$10.00
Income from investment operations
Net investment income	0.21B	0.10B
Net gains (losses) on securities (both realized and unrealized)	0.07	(0.01)
Total from investment operations	0.28	0.09
Less distributions
Dividends (from net investment income)	(0.22)	(0.07)
Distributions (from capital gains)	(0.01)	-
Total distributions	(0.23)	(0.07)
Paid-in capital from early redemption fees	0.00C	0.00C

Net asset value at end of period	$10.07	$10.02

Total Return	2.87%	0.91%D

Ratios / supplemental data
Net assets ($000), end of period	$12,014	$3,016
Ratio of expenses to average net assets
Before custodian fee credits	0.92%	1.12%E
After custodian fee credits	0.91%	1.12%E
Ratio of net investment income after custodian fee credits to average net assets	2.14%	1.53%E
Portfolio turnover rate	23%	0%D

Institutional Shares (AMIPX)	Year ended	Period ended
Selected data per share of outstanding capital stock throughout each period:	May 31, 2017	May 31, 2016A
Net asset value at beginning of period	$10.05	$10.00
Income from investment operations
Net investment income	0.24B	0.07B
Net gains on securities (both realized and unrealized)	0.06	0.04
Total from investment operations	0.30	0.11
Less distributions
Dividends (from net investment income)	(0.23)	(0.06)
Distributions (from capital gains)	(0.01)	-
Total distributions	(0.24)	(0.06)
Paid-in capital from early redemption fees	0.00C	0.00C

Net asset value at end of period	$10.11	$10.05

Total Return	3.09%	1.10%D

Ratios / supplemental data
Net assets ($000), end of period	$26,200	$12,727
Ratio of expenses to average net assets
Before custodian fee credits	0.68%	0.72%E
After custodian fee credits	0.67%	0.72%E
Ratio of net investment income after custodian fee credits to average net assets	2.38%	0.99%E
Portfolio turnover rate	23%	0%D

A Operations commenced on 09/25/2013
B Calculated using average shares outstanding
C Amount is less than $0.01
D Since inception, not annualized
E Since inception, annualized

38	Annual Report	May 31, 2017	The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements

Note 1 – Organization

Amana Mutual Funds Trust (the "Trust") was organized as a Delaware Statutory Trust on March 11, 2013, and is the successor to Amana Mutual Funds Trust, an Indiana Business Trust ("Prior Trust") organized on July 26, 1984, pursuant to a reorganization on July 19, 2013. Each Fund is a series of the Trust and the Income, Growth, and Developing World Funds are successors to the corresponding series of the Prior Trust. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. The Trust restricts its investments to those acceptable to Muslims by investing in accordance with Islamic principles. Four portfolio series have been created. The Income Fund was first authorized to sell shares of beneficial interest to the public on June 23, 1986. The Growth Fund began operations on February 3, 1994. The Developing World Fund began operations on September 28, 2009. Institutional shares of Income, Growth, and Developing World Funds were first offered September 25, 2013. The Participation Fund (both Investor and Institutional Shares) began operations September 28, 2015. The Participation Fund is a nondiversified fund.

Each Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies."

Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund and has in all respects the same rights and obligations as each other class of the Fund, except that each class bears its own class expenses, and each class has exclusive voting rights. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

Income, realized and unrealized capital gains and losses, and expenses to be paid by a Fund and not allocated to a particular class as provided below, shall be allocated to each class on the basis of relative net assets. Expenses allocable to a specific class are expenses specifically incurred by or for such class including the following:

  Distribution fees;
  Retirement plan custodial fees; and
  Any applicable service fees.

Net investment income dividends and capital gain distributions paid by the Fund on each class of its shares will be calculated in the same manner on the same day and at the same time.

Investment risks:
Income, Growth, Developing World, and Participation Funds: The value of the shares of each of the Funds rises and falls as the value of the securities in which the Funds invest goes up and down. The Funds limit the securities they purchase to those consistent with Islamic principles. This limits opportunities and may affect performance. Each of the Funds may invest in securities that are not traded in the United States. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. These risks include currency and market fluctuations, and political or social instability. The risks of foreign investing are generally magnified in the smaller and more volatile securities markets of the developing world.

Growth Fund: The smaller and less seasoned companies that may be in the Growth Fund have a greater risk of price volatility.

Participation Fund: While the Participation Fund does not invest in conventional bonds, risks similar to those of conventional diversified fixed-income funds apply. These include: diversification and concentration risk, liquidity risk, interest rate risk, credit risk, and high-yield risk. The Participation Fund also includes risks specific to investments in Islamic fixed-income instruments. The structural complexity of sukuk, along with the weak infrastructure of the sukuk market, increases risk. As compared to rights of conventional bondholders, holders of sukuk may have limited ability to pursue legal recourse to enforce the terms of the sukuk or to restructure the sukuk in order to seek recovery of principal. Sukuk are also subject to the risk that some Islamic scholars may deem certain sukuk as not meeting Islamic investment principles subsequent to the sukuk being issued.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:
Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at latest bid price.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Sukuk certificates in which the Participation Fund invests are valued based on evaluated prices supplied by an independent pricing service, which include valuations provided by market makers and other participants, provided that there is sufficient market activity on which the pricing service can base such valuations. Where market activity is insufficient for making such determinations, the independent pricing service uses proprietary valuation methodologies and may consider a variety of factors, such as yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, and other factors in order to calculate the security's fair value.

Annual Report	May 31, 2017	39

Notes To Financial Statements (continued)

Foreign currency:
Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:
Each Fund computes the share price of each share class by dividing the net assets attributable to each share class by the outstanding shares of that class. Each share class represents an interest in the same investment portfolio. Each share class is identical in all respects except that each class bears its own class expenses, and each class has exclusive voting rights. As a result of the differences in the expenses borne by each share class, the share price and distributions will vary among a Fund's share classes. The Funds' shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is both the offering and redemption price per share.

Fair value measurements:
Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized below.

Share Valuation Inputs as of May 31, 2017
Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total
Income Fund
Common StocksA	$1,303,351,897A	$-	$-	$1,303,351,897
Total assets	$1,303,351,897	$-	$-	$1,303,351,897

Growth Fund
Common StocksA	$1,528,523,123A	$-	$-	$1,528,523,123
Total assets	$1,528,523,123	$-	$-	$1,528,523,123

Developing World Fund
Common Stocks
Communications	$2,136,440	$502,743	$-	$2,639,183
Consumer Discretionary	$2,571,370	$3,277,691	$-	$5,849,061
Consumer Staples	$1,965,014	$1,954,025	$-	$3,919,039
Energy	$372,108	$303,522	$-	$675,630
Financials	$-	$1,649,858	$-	$1,649,858
Health Care	$463,680	$3,277,682	$-	$3,741,542
Industrials	$618,800	$1,108,734	$-	$1,727,534
Technology	$1,240,200	$-	$-	$1,240,200
Utilities	$93,900	$1,827,881	$-	$1,921,781
Total Common Stocks	$9,461,512	$13,902,316	$-	$23,363,828

WarrantsA	$7,009A	$-	$-	$7,009

Total assets	$9,468,521	$13,902,316	$-	$23,370,837

Participation Fund
Corporate SukukA	$-	$26,712,336A	$-	$26,712,336
Government SukukA	$-	$10,314,055A	$-	$10,314,055
Total assets	$-s	$37,026,391	$-	$37,026,391

A See the Schedule of Investments for additional details.

During the period ended May 31, 2017, the Amana Developing World Fund's Warrants transferred from Level 2 to Level 1 because of a change in observable inputs. There were no other transfers among Level 1, Level 2, and Level 3.

40	Annual Report	May 31, 2017

Notes To Financial Statements (continued)

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table on page 40 is a summary of the inputs used as of May 31, 2017, in valuing the Funds' investments carried at fair value.

Derivative instruments and hedging activities:
The Funds have adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

During a previous fiscal period, the Funds held positions in rights offerings as a result of actions taken by the board of directors of the underlying companies. Rights offerings are issued to existing shareowners of companies and allow shareowners to purchase additional company shares, generally at a discount to the current market price, prior to a set expiration date. As a result of exercising certain rights offerings, the Funds received warrants. Holders of warrants have the right to purchase additional securities directly from the issuer at a set exercise price, prior to a stated expiration date.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of May 31, 2017 by risk category are as follows:

Developing World Fund
Statement of Assets and Liabilities Location	Derivatives not designated as hedging instruments	Asset Derivatives
Investments in securities, at value	Warrants	$7,009
	Total	$7,009

Statement of Operations Effects

Developing World Fund
Derivatives not designated as hedging instruments	Realized Gain (Loss)	Changes in Unrealized Gain
Warrants	$-	$615
Total	$-	$615

The average monthly notional amount of warrants during the fiscal period ended May 31, 2017 was $88,367.

Investment concentration:
The fundamental policies of the Funds prohibit earning interest, in accordance with Islamic principles. Consequently, cash is held in non-interest-bearing deposits with the Funds' custodian or other banks. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification ("ASC") 825, "Financial Instruments," identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:
The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014 – 2016) or expected to be taken in the Funds' 2017 tax returns. The Funds identify their major tax jurisdiction as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Annual Report	May 31, 2017	41

Notes To Financial Statements (continued)

Reclassification of capital accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

	Income Fund	Growth Fund
Undistributed net income (loss)	$(4,946)	$(1,252,921)
Accumulated gains (losses)	$4,946	$1,252,921
Paid-in capital	$-	$-

	Developing World Fund	Participation Fund
Undistributed net income (loss)	$(27,537)	$-
Accumulated gains (losses)	$27,537	$-
Paid-in capital	$-	$-

Distributions to shareowners:
For the Amana Participation Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Amana Income Fund, Amana Growth Fund, and Amana Developing World Fund, dividends to shareowners from net investment income, if any, are paid in May and December. As a result of their investment strategies, the Growth and Developing World Funds do not expect to pay income dividends. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Foreign taxes:
Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention.

Other:
Dividend income is recognized on the ex-dividend date, and sukuk income is recognized on an accrual basis.

Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

Recent accounting pronouncement:
In March 2017, the FASB issued ASU No. 2015-08 "Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities." The amendment in ASU No. 2015-08 requires the premium to be amortized to the earliest call date. The amendments in the ASU are effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the impact these changes will have on the Funds' financial statements and related disclosures.

Rule changes:
In October 2016, the Securities and Exchange Commission ("SEC") issued its Final Rule on Investment Company Reporting Modernization. The Final Rule introduces two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, and amends Regulation S-X disclosures related to derivatives and other disclosures in the financial statements and other filings. The amendments in Regulation S-X are effective beginning August 1, 2017, while the requirements in relation to forms N-PORT and N-CEN must be complied with by June 1, 2018. Management is currently evaluating the impact these changes will have on the Funds' financial statements and related disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued its Final Rule on Investment Company Liquidity Risk Management Programs. The Final Rule requires funds to establish a liquidity risk management program and provide enhanced disclosures regarding the Funds' liquidity. The requirements of this rule must be complied with by December 1, 2018. Management is currently evaluating the impact these changes will have on the Fund's financial statements and related disclosures.

Note 3 – Transactions with Affiliated Persons

Under a contract approved annually by Amana's independent trustees, Saturna Capital provides investment advisory services and certain other administrative services and facilities required to conduct Trust business. For such services, the Income, Growth, and Developing World Fund each pay an advisory fee of 0.95% on the first $500 million of a fund's average daily net assets, 0.85% on the next $500 million, 0.75% on the next $500 million, and 0.65% on assets over $1.5 billion. The Participation Fund pays an advisory and administration fee of 0.50% of the Fund's average daily net assets. For the fiscal year ended May 31, 2017, the Funds paid the following advisory fees to Saturna Capital:

Advisory fees
Income Fund	$11,300,267
Growth Fund	13,470,384
Developing World Fund	244,325
Participation Fund	129,018

Certain officers and one trustee of Amana are also officers and directors of the investment adviser.

42	Annual Report	May 31, 2017

Notes To Financial Statements (continued)

Saturna Capital also acts as transfer agent for the Trust for which each class of a Fund pays $0.25 per active account per month for each fund other than the Participation Fund. For the fiscal year ended May 31, 2017, the Funds paid the following transfer agent fees to Saturna Capital:

Transfer agent fees
Income Fund Investor Shares (AMANX)	$28,496
Income Fund Institutional Shares (AMINX)	9,269
Growth Fund Investor Shares (AMAGX)	36,246
Growth Fund Institutional Shares (AMIGX)	12,073
Developing World Fund Investor Shares (AMDWX)	4,034
Developing World Fund Institutional Shares (AMIDX)	1,782
Participation Fund Investor Shares (AMAPX)	n/a
Participation Fund Institutional Shares (AMIPX)	n/a

Saturna Brokerage Services, Inc. ("SBS"), a subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act applicable to the Investor Shares of each Fund. The plan provides that the Funds will pay a fee to SBS at an annual rate of up to 0.25% of the average daily net assets applicable to Investor Shares of each Fund. The fee is paid to SBS as reimbursement for expenses incurred for distribution-related activity. For the fiscal year ended May 31, 2017, the Funds paid the following distribution fees to SBS:

Distribution (12b-1) fees
Income Fund Investor Shares (AMANX)	$2,509,042
Income Fund Institutional Shares (AMINX)	n/a
Growth Fund Investor Shares (AMAGX)	2,953,311
Growth Fund Institutional Shares (AMIGX)	n/a
Developing World Fund Investor Shares (AMDWX)	38,923
Developing World Fund Institutional Shares (AMIDX)	n/a
Participation Fund Investor Shares (AMAPX)	16,496
Participation Fund Institutional Shares (AMIPX)	n/a

For the fiscal year ended May 31, 2017, Saturna Capital spent an additional $2,856,034 of its own resources, and not part of the 12b-1 expense of the Funds, to compensate broker-dealers or other financial intermediaries, or their affiliates, in connection with the sale, distribution, retention, and/or servicing of Fund shares. To the extent that these resources are derived from advisory fees paid by the Funds, these payments could be considered "revenue sharing." Any such payments will not change the net asset value or the price of a Fund's shares.

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each class of shares of a Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the fiscal year ended May 31, 2017, the Funds incurred the following retirement plan custodial fees to STC:

Retirement plan custodial fees
Income Fund Investor Shares (AMANX)	$120
Income Fund Institutional Shares (AMINX)	33,475
Growth Fund Investor Shares (AMAGX)	110
Growth Fund Institutional Shares (AMIGX)	45,608
Developing World Fund Investor Shares (AMDWX)	20
Developing World Fund Institutional Shares (AMIDX)	7,220
Participation Fund Investor Shares (AMAPX)	20
Participation Fund Institutional Shares (AMIPX)	1,641

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital and Saturna Trust Company. He is not compensated by the Trust For the fiscal year ended May 31, 2017, the Funds paid trustee compensation expenses of $55,250, which is included in the $79,207 of total expenses paid for the independent Trustees.

On May 31, 2017, the trustees, officers, and their affiliates (including Saturna Capital Corporation) as a group, owned the following percentages of outstanding shares:

Trustees', officers', and affiliates' ownership
Income Fund Investor Shares (AMANX)	0.04%
Income Fund Institutional Shares (AMINX)	1.48%
Growth Fund Investor Shares (AMAGX)	0.02%
Growth Fund Institutional Shares (AMIGX)	1.59%
Developing World Fund Investor Shares (AMDWX)	1.49%
Developing World Fund Institutional Shares (AMIDX)	18.15%
Participation Fund Investor Shares (AMAPX)	0.50%
Participation Fund Institutional Shares (AMIPX)	14.56%

Note 4 – Distributions to Shareowners

The tax characteristics of distributions paid for the fiscal year ended May 31, 2017 and the year ended May 31, 2016, were as follows:

Income Fund	May 31, 2017	May 31, 2016
Ordinary income	$17,509,491	$19,302,774
Long-term capital gain[1]	34,223,714	64,942,500

Growth Fund	May 31, 2017	May 31, 2016
Ordinary income[2]	$10,418,785	$9,600,001
Long-term capital gain[1]	171,962,844	116,178,205

Developing World Fund	May 31, 2017	May 31, 2016
Ordinary income[2]	$119,607	$150,000

Participation Fund	May 31, 2017	May 31, 2016
Ordinary income	$629,641	$88,817

1 Long-term capital gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

2 By policy, the Growth and Developing World Funds seek to avoid paying income dividends.

Annual Report	May 31, 2017	43

Notes To Financial Statements (continued)

Note 5 – Federal Income Taxes

The cost basis of investments for federal income tax purposes at May 31, 2017, were as follows:

	Income Fund	Growth Fund
Cost of investments	$569,001,537	$531,944,863
Gross unrealized appreciation	737,483,913	996,776,629
Gross unrealized depreciation	(3,133,553)	(198,369)
Net unrealized appreciation	734,350,360	996,578,260

	Developing World Fund	Participation Fund
Cost of investments	$19,522,482	$36,814,787
Gross unrealized appreciation	5,920,907	301,203
Gross unrealized depreciation	(2,072,552)	(89,599)
Net unrealized appreciation	3,848,355	211,604

As of May 31, 2017, the components of distributable earnings on a tax basis were as follows:

Income Fund
Undistributed ordinary income	$106,117
Accumulated capital gains	38,478,855
Tax accumulated earnings	38,584,972
Unrealized appreciation	734,350,360
Total accumulated earnings	772,935,332

Growth Fund
Undistributed ordinary income	$4,215,281
Accumulated capital gains	132,201,334
Tax accumulated earnings	136,416,615
Unrealized appreciation	996,578,260
Total accumulated earnings	1,132,994,875

Developing World Fund
Undistributed ordinary income	$23,262
Tax accumulated earnings	23,262
Accumulated capital and other losses	(5,543,348)
Unrealized appreciation	3,848,355
Other unrealized losses	92
Total accumulated losses	(1,671,639)

Participation Fund
Accumulated capital and other losses	(2,811)
Unrealized appreciation	211,604
Total accumulated earnings	208,793

At May 31, 2017, the Funds had the following capital loss carryforwards and loss deferrals, subject to regulation. Prior to their expiration, loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

	Income Fund	Growth Fund	Developing World Fund	Participation Fund
Capital loss carryforwards expiring 2019	$-	$-	$19,458	$-
Short-term loss carryforwards no expiration	-	-	1,055,774	-
Long-term loss carryforwards no expiration	-	-	4,391,224	-
Total capital loss carryforwards	-	-	5,466,456	-
Post-October loss deferral[1]	-	-	73,903	-
Late-year loss deferral[2]	563	-	2,988	2,811

1 Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a fund's next taxable year.

2 Net qualified late-year losses incurred within the taxable year are deemed to arise on the first business day of a fund's next taxable year.

Note 6 – Investments

During the fiscal year ended May 31, 2017, the Funds purchased and sold the following amounts of securities.

	Purchases	Sales
Income Fund	$17,506,064	$87,269,023
Growth Fund	5,609,427	$435,906,712
Developing World Fund	2,151,427	$2,505,242
Participation Fund	27,328,313	5,544,813

Note 7 – Custodian

Under agreements in place with the Trust's custodian, Bank of New York Mellon, custody fees are reduced by credits for cash balances. For the fiscal year ended May 31, 2017, such reductions were as follows:

Custodian Fee Credits
Income Fund	$63,687
Growth Fund	78,239
Developing World Fund	12,444
Participation Fund	4,347

44	Annual Report	May 31, 2017

Notes To Financial Statements (continued)

Note 8 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

As of June 1, 2017, the Amana Participation Fund no longer charges a redemption fee of 2% on shares held less than 182 calendar days.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

Annual Report	May 31, 2017	45

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Amana Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities of Amana Income Fund, Amana Growth Fund, Amana Developing World Fund, and Amana Participation Fund, each a series of Amana Mutual Funds Trust (the "Trust"), including the schedules of investments, as of May 31, 2017, the related statements of operations for the year then ended, with respect to Amana Income Fund, Amana Growth Fund, and Amana Developing World Fund, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and with respect to the Amana Participation Fund, the statements of changes in net assets, and the financial highlights for the period September 28, 2015 (commencement of operations) to May 31, 2016 and the fiscal year ended May 31, 2017. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Amana Income Fund, Amana Growth Fund, Amana Developing World Fund, and Amana Participation Fund as of May 31, 2017, and the results of their operations, the change in their net assets, and their financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
July 28, 2017

/s/ Tait, Weller & Baker LLP
Tait, Weller & Baker LLP

46	Annual Report	May 31, 2017

Expenses

(unaudited)

All mutual funds have operating expenses. As an Amana Mutual Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other Fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Amana Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. There are no redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2016 to May 31, 2017).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees charged by custodians other than Saturna Trust Company (note that Saturna does not charge such fees to shareowners directly on Saturna IRAs, ESAs, or HSAs with the Amana Funds), and charges for extra services such as bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Amana Funds do not assess any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [December 1, 2016]	Ending Account Value [May 31, 2017]	Expenses Paid During Period	Annualized Expense Ratio
Income Fund
Investor Shares (AMANX), Actual	$1,000.00	$1,091.60	$5.81	1.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.38	$5.61	1.11%
Institutional Shares (AMINX), Actual	$1,000.00	$1,097.40	$4.65	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.48	0.89%

Growth Fund
Investor Shares (AMAGX), Actual	$1,000.00	$1,166.80	$5.85	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.53	$5.45	1.08%
Institutional Shares (AMIGX), Actual	$1,000.00	$1,168.40	$4.67	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.35	0.86%

Developing World Fund
Investor Shares (AMDWX), Actual	$1,000.00	$1,123.20	$5.96	1.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.32	$5.66	1.13%
Institutional Shares (AMIDX), Actual	$1,000.00	$1,122.20	$5.63	1.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.63	$5.35	1.06%

Participation Fund
Investor Shares (AMAPX), Actual	$1,000.00	$1,022.30	$4.47	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	$4.47	0.89%
Institutional Shares (AMIPX), Actual	$1,000.00	$1,023.40	$3.37	0.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.60	$3.36	0.67%

Expenses are equal to annualized expense ratios indicated above (based on the most recent semi-annual period of December 1, 2016, through May 31, 2017), multiplied by the average account value over the period, multiplied by 182/365 to reflect the semi-annual period.

Annual Report	May 31, 2017	47

Trustees and Officers

(unaudited)
Name (Age) and Address		Position(s) Held with Trust & Number of Saturna Fund Portfolios Overseen	Principal Occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
INDEPENDENT TRUSTEES
(photo omitted)	M. Yaqub Mirza, PhD (70) 1300 N. State Street Bellingham, WA 98225

Chairman (since 2014);
Independent Trustee (since 2009);
Vice Chairman (2009 to 2014);
Independent Trustee (1987 to 2003);
Chairman (2000 to 2003);
Executive Committee (Chairman);
Audit and Compliance Committee;

Four

			CEO, Sterling Management Group, Inc. (financial services)	None
(photo omitted)	Iqbal J. Unus, PhD (73) 1300 N. State Street Bellingham, WA 98225	Independent Trustee (since 1989); Governance, Compensation and Nominations Committee (Chairman); Four	Adviser, The Fairfax Institute at the International Institute of Islamic Thought	None
(photo omitted)	Miles K. Davis, PhD (57) 1300 N. State Street Bellingham, WA 98225	Independent Trustee (since 2008); Executive Committee; Audit and Compliance Committee; Four

Dean and George Edward Durell Chair of Management, Harry F. Byrd, Jr. School of Business,
Shenandoah University;

Associate Professor of Management/Director of the Institute for Entrepreneurship, Shenandoah University

None
(photo omitted)	Ronald H. Fielding MA, MBA, CFA (68) 1300 N. State Street Bellingham, WA 98225	Independent Trustee[1] (since 2012); Audit and Compliance Committee (Chairman, Financial Expert); Thirteen	Director, ICI Mutual Insurance Company	Saturna Investment Trust
INTERESTED TRUSTEE
(photo omitted)	Nicholas F. Kaiser, MBA, CFA (71) 1300 N. State Street Bellingham, WA 98225	President, Trustee[1] (since 1989); Executive Committee; Governance, Compensation and Nominations Committee; Thirteen	Chairman, Saturna Capital Corporation (the Trust's investment adviser); Chairman, Saturna Trust Company Former Director, Saturna Brokerage Services	Saturna Investment Trust

48	Annual Report	May 31, 2017

Trustees and Officers

(continued)	(unaudited)
Name (Age) and Address		Position(s) Held with Trust & Number of Saturna Fund Portfolios Overseen	Principal Occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
OFFICERS WHO ARE NOT TRUSTEES
(photo omitted)	Jane Carten MBA (42) 1300 N. State Street Bellingham, WA 98225	Vice President (since 2012); N/A	President, Chief Executive Officer, and Director, Saturna Capital Corporation; President and Director, Saturna Brokerage Services; Vice President and Director, Saturna Trust Company	N/A
(photo omitted)	Christopher R. Fankhauser (45) 1300 N. State Street Bellingham, WA 98225	Treasurer[1] (since 2002); N/A	Chief Operations Officer and Director, Saturna Capital Corporation; Vice President and Chief Operations Officer, Saturna Brokerage Services; Vice President and Director, Saturna Trust Company	N/A
(photo omitted)	Michael E. Lewis (55) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer[1] (since 2012); N/A	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds.	N/A
(photo omitted)	Jacob A. Stewart (36) 1300 N. State Street Bellingham, WA 98225	Anti-Money Laundering Officer[1] (since 2015); N/A	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services; Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company	N/A

Term of Office: Trustees serve for the lifetime of the Trust or until death, resignation, retirement, removal, or non re-election by the shareowners. Officers serve one-year terms subject to annual reappointment by the Trustees.

Amana's Statement of Additional Information, available without charge by calling Saturna Capital Corporation at 1-800-728-8762, includes additional information about Trustees.

On May 31, 2017, the trustees, officers, and their affiliates (including Saturna Capital Corporation) as a group, owned the following percentages of outstanding shares:

Trustees', officers', and affiliates' ownership
Income Fund Investor Shares (AMANX)	0.04%
Income Fund Institutional Shares (AMINX)	1.48%
Growth Fund Investor Shares (AMAGX)	0.02%
Growth Fund Institutional Shares (AMIGX)	1.59%
Developing World Fund Investor Shares (AMDWX)	1.49%
Developing World Fund Institutional Shares (AMIDX)	18.15%
Participation Fund Investor Shares (AMAPX)	0.50%
Participation Fund Institutional Shares (AMIPX)	14.56%

During the year ended May 31, 2017, the Independent Trustees were each paid by the Trust: (1) $8,000 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings; and (3) $500 per quarter for serving as chairman of the board or any committee. As of May 31, 2017, all Trustees owned shares in one or more Amana Funds.

Mr. Kaiser is an Interested Trustee by reason of his positions with the Trust's adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Income and Growth Fund portfolios. He is paid by Saturna Capital a salary, plus a bonus for each month the Amana Income or Growth Fund portfolios earn a 4 or 5 star rating from Morningstar (see pages 6 and 7). The officers are paid by Saturna Capital and not the Trust. As of May 31, 2017, all Saturna Capital employees listed above as officers owned shares in one or more of the Amana funds, with Mr. Kaiser owning (directly or indirectly) over $13 million.

1 Holds the same position with Saturna Investment Trust.

Annual Report	May 31, 2017	49

Availability of Quarterly Portfolio Information

(1) The Amana Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Funds' Forms N-Q are available on the SEC's website at www.sec.gov.

(3) The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(4) The Funds make a complete schedule of portfolio holdings after the end of each month available at www.amanafunds.com.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-888-732-6262; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-888-732-6262; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.

50	Annual Report	May 31, 2017

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements, when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-888-732-6262 or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies thirty days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-888-732-6262 or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and the Amana Mutual Funds Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain non-public information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800-728-8762.

Annual Report	May 31, 2017	51

This report is for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus.

Amana Mutual Funds Trust began operations in 1986. Saturna Capital Corporation, with extensive experience in mutual funds, invests the Trust's portfolios and handles daily operations under supervision of Amana's Board of Trustees.

(graphic omitted)

Saturna Capital
1300 N. State Street
Bellingham, WA 98225
1-800-728-8762
www.amanafunds.com

	Investment Adviser, Administrator, and Transfer Agent	Saturna Capital Corporation Bellingham, WA
	Custodian	Bank of New York Mellon Brooklyn, NY
	Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Philadelphia, PA
	Legal Counsel	K & L Gates LLP Washington, DC
♻ This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

2. Code of Ethics

Registrant has adopted a code of ethics and is included with this submission as Exhibit (a). It may also be found on Registrant's website at https://www.saturna.com/code-ethics

3. Audit Committee Financial Expert

(a)(1)(i) The Trustees of Amana Mutual Funds Trust determined, at their quarterly meeting of June 12, 2003, that the Trust shall have at least one audit committee financial expert serving on its Audit & Compliance Committee.

(a)(2) Mr. Ron Fielding, independent Trustee (as defined for investment companies), presently serves as financial expert.

4. Principal Accountant Fees and Services

(a) Audit Fees
For the fiscal years ending May 31, 2017, and 2016, the aggregate audit fees billed for professional services rendered by the principal accountant were $138,000 and $88,000, respectively.

(b) Audit-Related Fees
There were no fees billed by the principal accountant for assurance and related services that were not included under paragraph (a) for the fiscal years ending May 31, 2017, and 2016.

(c) Tax Fees
For the fiscal years ending May 31, 2017, and 2016, the aggregate tax fees billed for professional tax preparation services rendered by the principal accountant were $22,000 and $14,400 respectively.

(d) All Other Fees
There were no other fees billed by the principal accountant for the fiscal years ending May 31, 2017, and 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The following is an excerpt from the Amana Mutual Funds Trust Audit & Compliance Committee Charter:

D. Oversight of Independent Auditors

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e)(2) Percentages of Services
One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees
The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant are shown above in the response to Item 4(b), (c) and (d) above.

(1) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant's investment adviser, Saturna Capital Corporation ("Saturna"), for the fiscal years ended May 31, 2017, and 2016 were:

	Fiscal Year Ended
	May 2017	May 2016
All other fees:	$22,000	$14,400

The fees listed above consist of fees paid by Saturna to the Registrant's principal accountant for its review and report on Saturna's internal transfer agency control procedures and Saturna's custody control procedures.

(2) The aggregate non-audit fees billed by the principal accountant for services rendered to entities controlling, controlled by, or under common control with Saturna, for the fiscal years ended May 31, 2017, and 2016 were:

Fiscal Year Ended
	May 2017	May 2016
All other fees:	None	None

(h) Registrant's Audit Committee
The Registrant's Audit Committee has considered the provision of non-audit services that were rendered to Saturna, and any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining the independence of the Registrant's principal accountant.

5. Audit Committee of Listed Registrants

Not applicable.

6. Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

10. Submission of Matters to a Vote of Security Holders

Not applicable.

11. Controls and Procedures

Internal control over financial reporting is under the supervision of the principal executive and financial officers. On May 31, 2017, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Amana Mutual Funds Trust and found them reasonable and adequate.

12. Exhibits

Exhibits included with this filing:

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMANA MUTUAL FUNDS TRUST

By:

Nicholas Kaiser, President
Signature and Title

Nicholas Kaiser, President
Printed name and Title

July 28, 2017
Date

Pursuant to the requirements of the Securities Exchange Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated.

By:

Nicholas Kaiser, President
Signature and Title

Nicholas Kaiser, President
Printed name and Title

July 28, 2017
Date

By:

Christopher Fankhauser, Treasurer
Signature and Title

Chrisopher Fankhauser, Treasurer
Printed name and Title

July 28, 2017
Date

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